                                                 -------------------------------
                                                          SCHOLASTIC CORPORATION
                                                                    557 Broadway
                                                                    New York, NY
                                                                      10012-3999

                                                                  (212) 343-6100

                             SCHOLASTIC CORPORATION
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO HOLDERS OF COMMON STOCK AND CLASS A STOCK:

The Annual Meeting of Stockholders of Scholastic Corporation (the "Company") will be held at the Company's corporate headquarters located at 557 Broadway, New York, New York on Thursday, September 20, 2001 at 9:00 a.m., local time, for the following purposes:

MATTERS TO BE VOTED UPON BY HOLDERS OF THE CLASS A STOCK

      - Electing ten directors of the Board of Directors.

      - Approval of the Scholastic Corporation 2001 Stock Incentive Plan.

      - Ratifying the appointment of Ernst & Young LLP as independent auditors.

MATTERS TO BE VOTED UPON BY HOLDERS OF THE COMMON STOCK

      - Electing three directors of the Board of Directors.

In addition to the foregoing purposes, such other business may be transacted as may properly come before the meeting and any adjournment thereof.

A proxy statement describing the matters to be considered at the Annual Meeting of Stockholders is attached to this notice. Only stockholders of record of the Common Stock and the Class A Stock at the close of business on August 10, 2001 are entitled to notice of, and to vote at, the meeting and any adjournments thereof.

WE HOPE THAT YOU WILL BE ABLE TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, WE URGE YOU TO VOTE YOUR SHARES. YOU CAN NOW VOTE YOUR SHARES IN THREE WAYS: (I) VIA THE INTERNET AT THE WEBSITE INDICATED ON YOUR PROXY CARD; (II) VIA TELEPHONE BY CALLING THE TOLL FREE NUMBER ON YOUR PROXY CARD OR (III) BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD.

                                             By Order of the Board of Directors

                                             [SIG]

                                             Charles B. Deull
                                             Senior Vice President, General
                                             Counsel and Secretary
                                             August 24, 2001

SCHOLASTIC LOGO
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                             SCHOLASTIC CORPORATION
                                PROXY STATEMENT

                               TABLE OF CONTENTS

Solicitation of Proxies.....................................    1

      General Information...................................    1

      Voting Securities of the Company......................    2

      Principal Holders of Class A Stock and Common Stock...    3

      Change of Control Arrangements........................    5

      Compliance with Section 16(a) of the Exchange Act.....    5

      Share Ownership of Management.........................    6

Executive Compensation......................................    8

      Summary Compensation Table............................    8

      Option Grants in Fiscal 2001..........................    9

      Aggregated Option Exercises in Fiscal 2001 and 2001
        Fiscal Year-End Option Values.......................    9

      Pension Plan..........................................   10

      Employment Agreement..................................   11

      Stock Price Performance Graph.........................   11

      The Human Resources and Compensation Committee's
        Report on Executive Compensation....................   12

MATTERS SUBMITTED TO STOCKHOLDERS...........................   17

- Election of Directors.....................................   17

      Nominees for Election by Holders of the Class A
        Stock...............................................   18

      Nominees for Election by Holders of the Common
        Stock...............................................   18

      Meetings of the Board of Directors and Its
        Committees..........................................   21

      Director Compensation.................................   24

      Certain Transactions and Certain Relationships........   24

- Approval of the Scholastic Corporation 2001 Stock
  Incentive Plan............................................   25

- Ratification of the Selection of the Independent
  Auditors..................................................   31

Audit Committee Report......................................   31

Stockholder Proposals for 2001 Annual Meeting...............   33

Other Matters...............................................   33

Appendix A: The Scholastic Corporation 2001 Stock Incentive
  Plan......................................................  A-1

Appendix B: Audit Committee Charter.........................  B-1

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                             SCHOLASTIC CORPORATION
                                  557 BROADWAY
                            NEW YORK, NEW YORK 10012

                             ---------------------

                                PROXY STATEMENT

                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 20, 2001

                             ---------------------

                            SOLICITATION OF PROXIES

GENERAL INFORMATION

       This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Scholastic Corporation, a Delaware corporation (the "Company"), to be voted at its Annual Meeting of Stockholders (the "Annual Meeting"), which will be held at 557 Broadway, New York, New York at 9:00 a.m., local time, on Thursday, September 20, 2001, and at any adjournments thereof.

       Shares represented by each proxy properly executed and returned will be voted unless revoked. A stockholder may revoke a proxy at any time before it is exercised by: (i) filing with the Secretary of the Company a written revocation thereof or a duly executed proxy bearing a later date, (ii) providing subsequent telephone or internet voting instructions or (iii) voting in person at the Annual Meeting. Any written notice revoking a proxy should be sent to the attention of Charles B. Deull, Senior Vice President, General Counsel and Secretary, Scholastic Corporation, 557 Broadway, New York, New York 10012.

       This proxy statement and the accompanying form of proxy, together with the Company's 2001 Annual Report to Stockholders, are being mailed to stockholders on or about August 24, 2001.

       If a stockholder is the beneficial owner of the Company's Common Stock under the Scholastic Corporation 401(k) Savings and Retirement Plan, a direction and proxy will be delivered to Putnam Fiduciary Trust Company, as trustee, in connection with the shares beneficially owned by such stockholder and held by the trustee. The trustee will vote the Common Stock in accordance with the directions received from the beneficial owners.

       The cost of soliciting proxies will be borne by the Company. In addition to the solicitation by mail, proxies may be solicited by officers, directors and employees of the Company in person or by telephone, telegraph or facsimile. The Company has retained
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Mellon Investor Services, L.L.C. to assist in the solicitation of proxies for a fee estimated at $5,000 plus reasonable expenses. The Company may also reimburse brokers, custodians, nominees and other fiduciaries for their reasonable expenses in forwarding proxy materials to principals.

VOTING SECURITIES OF THE COMPANY

       Only holders of record of the Company's Common Stock, $.01 par value ("Common Stock"), and Class A Stock, $.01 par value ("Class A Stock"), at the close of business on August 10, 2001 (the "Record Date") are entitled to vote at the Annual Meeting. As of the Record Date, there were outstanding 33,577,492 shares of Common Stock and 1,656,200 shares of Class A Stock.

       On December 14, 2000, the Board of Directors declared a 2-for-1 stock split in the form of a 100% stock dividend (the "2-for-1 Stock Split") for each outstanding share of the Company's Common Stock and Class A Stock, to stockholders of record as of December 29, 2000, payable as of January 16, 2001. All references to share and option amounts in this proxy statement reflect the 2-for-1 Stock Split, except as otherwise indicated.

       The Amended and Restated Certificate of Incorporation of the Company (the "Certificate") provides that, except as otherwise provided by law, the holders of shares of Class A Stock, voting as a class, have the right: (i) to fix the size of the Board of Directors so long as it does not consist of less than three nor more than 15 directors, (ii) to elect all the directors, subject to the right of the holders of shares of Common Stock, voting as a class, to elect such minimum number of the members of the Board of Directors as shall equal at least one-fifth of the members of the Board of Directors, and (iii) to exercise, exclusive of the holders of the shares of Common Stock, all other voting rights of stockholders of the Company. The Certificate also provides that, except as otherwise provided by law, the voting rights of the holders of shares of Common Stock are limited to the right, voting as a class, to elect such minimum number of the members of the Board of Directors as shall equal at least one-fifth of the members of the Board of Directors.

       Each share of Common Stock and Class A Stock is entitled to one vote. No holders of either class of stock have cumulative voting rights. At the Annual Meeting, holders of the Common Stock will vote on the election of three directors to the Board of Directors. All other proposals set forth in the notice attached to this proxy statement will be voted on by the holders of the Class A Stock.

       The vote required for approval of each of the proposals before the stockholders at the Annual Meeting is specified in the description of such proposal. Under the Company's Bylaws, for the purpose of determining whether a proposal has received the required vote, abstentions will not be considered as votes cast and will have no effect. Because none of the

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shares of Class A Stock are held by brokers, the effect of broker non-votes is not applicable in the case of the Class A Stock.

PRINCIPAL HOLDERS OF CLASS A STOCK AND COMMON STOCK

       The following sets forth information regarding persons who, to the best of the Company's knowledge, beneficially owned five percent or more of any class of the Company's voting shares outstanding on August 10, 2001. All such information reflects the 2-for-1 Stock Split. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), a person who directly or indirectly has, or shares, voting power or investment power with respect to a security is considered a beneficial owner of such security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares.

                                                 CLASS A STOCK                         COMMON STOCK
                                                                             AMOUNT AND
                                       AMOUNT AND                             NATURE OF
                                       NATURE OF                             BENEFICIAL
        NAME AND ADDRESS OF          BENEFICIAL OWNERSHIP   PERCENT OF        OWNERSHIP           PERCENT OF
          BENEFICIAL OWNER                (1)                 CLASS              (2)                CLASS
Richard Robinson
c/o Scholastic Corporation
557 Broadway                              1,656,200              100%            6,337,586(3)         17.5%
New York, NY 10012
Barbara Robinson Buckland
c/o Scholastic Corporation
557 Broadway                                648,620             39.2%            2,830,228             8.3%
New York, NY 10012
Mary Sue Robinson Morrill
c/o Scholastic Corporation
557 Broadway                                765,296             46.2%            3,549,468(4)         10.3%
New York, NY 10012
William W. Robinson
c/o Scholastic Corporation
557 Broadway                                648,620             39.2%            2,732,960(5)          8.0%
New York, NY 10012
Trust under the Will of
Maurice R. Robinson
c/o Scholastic Corporation                  648,620             39.2%            2,331,712             6.8%
557 Broadway
New York, NY 10012
Trust under the Will of
Florence L. Robinson
c/o Scholastic Corporation                  116,676              7.0%              466,676             1.4%
557 Broadway
New York, NY 10012
Massachusetts Financial Services
Company
500 Boylston Street                              --                --            4,206,972(6)         12.5%
Boston, MA 02116

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(1) Each of Richard Robinson, Barbara Robinson Buckland, Mary Sue Robinson
    Morrill, William W. Robinson and the Maurice R. Robinson Trust have filed Statements on Schedule 13G with the SEC (the "13G Filings") regarding their beneficial ownership of the Company's Common Stock. Richard Robinson, Chairman of the Board, President and Chief Executive Officer of the Company, and Barbara Robinson Buckland, Mary Sue Robinson Morrill and William W. Robinson, all of whom are siblings of Richard Robinson, are trustees of the Trust under the Will of Maurice R. Robinson (the "Maurice R. Robinson Trust"), with shared voting and investment power with respect to the shares owned by the Maurice R. Robinson Trust. Under the terms of the Maurice R. Robinson Trust, the vote of a majority of the trustees is required to vote or direct the disposition of the shares held by the Maurice R. Robinson Trust. In addition, Richard Robinson and Mary Sue Robinson Morrill are the co-trustees of the Trust under the Will of Florence L. Robinson (the "Florence L. Robinson Trust"), with shared voting and investment power with respect to the shares owned by the Florence L. Robinson Trust. Any acts by the Florence L. Robinson Trust require the approval of each Trustee. Each such trust directly owns the shares attributed to it in the table and each person listed herein as a trustee of such trusts is deemed to be the beneficial owner of the shares directly owned by such trust. Based on the 13G filings and subsequent information made available to the Company, the aggregate beneficial ownership of the Class A Stock by the following persons is: Richard Robinson--890,904 shares (sole voting and investment power) and 765,296 shares (shared voting and investment power); Barbara Robinson Buckland- 0 shares (sole voting and investment power) and 648,620 shares (shared voting and investment power); Mary Sue Robinson Morrill--0 shares (sole voting and investment power) and 765,296 shares (shared voting and investment power); William W. Robinson--0 shares (sole voting and investment power) and 648,620 shares (shared voting and investment power); Maurice R. Robinson Trust--648,620 shares (sole voting and investment power); and Florence L. Robinson trust--116,676 shares (sole voting and investment power).

(2) The shares of Class A Stock are convertible at the option of the holder into shares of Common Stock at any time on a share-for-share basis. The number of shares of Common Stock and percentage of the outstanding shares of Common Stock for each beneficial owner of Class A Stock assumes the conversion of such holder's shares of Class A Stock. Based on the 13G filings and subsequent information made available to the Company, the aggregate beneficial ownership of the Company's Common Stock by the following holders is: Richard Robinson--3,378,298 shares (sole voting and investment power) and 2,958,288 shares (shared voting and investment power); Barbara Robinson Buckland--404,516 shares (sole voting and investment power) and 2,425,712 shares (shared voting and investment power); Mary Sue Robinson Morrill--0 shares (sole voting and investment power) and 3,549,468 shares (shared voting and investment power); William W. Robinson--391,948 shares (sole voting and investment power) and 2,341,012 shares (shared voting and investment power); Maurice R. Robinson Trust--2,331,712 (sole voting and investment power); and Florence L. Robinson Trust--466,676 (sole voting and investment power).

(3) Includes 1,656,200 shares of Common Stock issuable on conversion of the Class A Stock described in Note 2; 1,453,224 shares of Common Stock held directly by Richard Robinson; 1,014,152 shares of Common Stock under options exercisable by Mr. Robinson within 60 days; 20,018 shares of Common Stock with respect to which Mr. Robinson had voting rights at May 31, 2001 under the 401(k) Plan; 1,683,092 shares of Common Stock owned by the Maurice R. Robinson Trust; 350,000 shares of Common Stock owned by the Florence L. Robinson Trust; 7,594 shares of Common Stock for which Mr. Robinson is custodian under a separate custodial account for one of his sons; 4,212 shares of Common Stock owned directly by his sons; and 149,094 shares of Common Stock owned by the Richard Robinson and Helen Benham Charitable Fund. Does not include 310,224 of the shares of Common Stock beneficially owned by Helen V. Benham, an officer and director of the Company and the wife of Richard Robinson, as to which Mr. Robinson disclaims beneficial ownership.

(4) Does not include an aggregate of 337,376 shares of Common Stock held under Trusts for which Ms. Morrill's spouse and sister are trustees, as to which Ms. Morrill disclaims beneficial ownership.

(5) Does not include 44,000 shares of Common Stock held under Trusts for which Mr. William Robinson's spouse is a trustee, as to which Mr. Robinson disclaims beneficial ownership.

(6) Based on Amendment No. 3 to Schedule 13G dated February 5, 2001, as filed with the SEC.

CHANGE OF CONTROL ARRANGEMENTS

       Pursuant to an agreement dated July 23, 1990 between the Maurice R. Robinson Trust and Richard Robinson, the Maurice R. Robinson Trust has agreed that if it receives an offer from any person to purchase any or all of the shares of Class A Stock owned by the Maurice R. Robinson Trust and it desires to accept such offer, Richard Robinson shall have the right of first refusal to purchase all, but not less than all, of the shares of Class A Stock that such person has offered to purchase for the same price and on the same terms and conditions offered by such person. In the event Richard Robinson does not elect to exercise such option, the Maurice R. Robinson Trust shall be free to sell such shares of Class A Stock in accordance with the offer it has received. In addition, if Richard Robinson receives an offer from any person to purchase any or all of his shares of Class A Stock and the result of that sale would be to transfer to any person other than Richard Robinson or his heirs voting power sufficient to enable such other person to elect the majority of the Board of Directors, either alone or in concert with any person other than Richard Robinson, his heirs or the Maurice R. Robinson Trust (a "Control Offer"), and Mr. Robinson desires to accept the Control Offer, the Maurice R. Robinson Trust shall have the option to sell any or all of its shares of Class A Stock to the person making the Control Offer at the price and on the terms and conditions set forth in the Control Offer. If the Maurice R. Robinson Trust does not exercise its option, Mr. Robinson shall be free to accept the Control Offer and to sell the shares of Class A Stock in accordance with the terms of the Control Offer. If the Maurice R. Robinson Trust exercises its option, Mr. Robinson cannot accept the Control Offer unless the person making the Control Offer purchases the shares of Class A Stock that the Maurice R. Robinson Trust has elected to sell.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

       Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, executive officers and persons who are the beneficial owners of more than 10% of the Company's Common Stock to file reports of ownership with the SEC. Reporting persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the best of the Company's knowledge, based solely on a review of the copies of such forms furnished to the Company and other written representations that no other reports were required during the fiscal year ended May 31, 2001, the Company believes its directors, executive officers and greater than ten percent beneficial owners timely filed all required Section 16(a) reports, except for a transaction by Ernest Fleishman that was required to be reported on a Form 4 in January 2001, which was later reported on a Form 5 filed in July 2001.

SHARE OWNERSHIP OF MANAGEMENT

       On August 10, 2001, each director, director nominee and named executive officer reported under the caption "Executive Compensation" and all directors, director nominees and executive officers as a group beneficially owned shares of the Company's Class A Stock and Common Stock as follows:

                                            CLASS A STOCK +                       COMMON STOCK +
                                   AMOUNT AND                            AMOUNT AND
                                    NATURE OF                             NATURE OF
                                   BENEFICIAL           PERCENT OF       BENEFICIAL           PERCENT OF
         NAME AND TITLE           OWNERSHIP(1)           CLASS          OWNERSHIP(1)            CLASS
           DIRECTORS
Richard Robinson                       1,656,200(2)          100%            6,337,586(3)          17.5%
Rebeca M. Barrera                      --                  --                   18,574(4)             *
Helen V. Benham                        --                  --                  471,124(5)           1.4%
Ramon C. Cortines                      --                  --                   18,574(4)             *
John L. Davies                         --                  --                        0                *
Charles T. Harris III                  --                  --                   34,306(6)             *
Andrew S. Hedden                       --                  --                    2,000                *
Mae C. Jemison                         --                  --                   25,004(6)             *
Linda B. Keene                         --                  --                    6,000(7)             *
Peter M. Mayer                         --                  --                   32,000(8)             *
John G. McDonald                       --                  --                   25,004(6)             *
Augustus K. Oliver                     --                  --                   20,574(9)             *
Richard M. Spaulding                   --                  --                  281,081(10)            *
    NAMED EXECUTIVE OFFICERS
Richard Robinson                       1,656,200(2)          100%            6,337,586(3)          17.5%
Barbara A. Marcus                      --                  --                  434,402(11)          1.3%
Deborah A. Forte                       --                  --                  409,552(12)          1.2%
Jean L. Feiwel                         --                  --                  182,016(13)            *
Kevin J. McEnery                       --                  --                  442,405(14)          1.3%
All directors, director nominees
and executive officers as a
group (34 persons including
those named above)                     1,656,200(2)          100%            9,598,516(15)         25.9%

--------------------------------------------------------------------------------

+  Reported shares reflect the 2-for-1 Stock Split.

*   Less than 1.0%

(1) Except as indicated in the notes below, each person named has sole voting and investment power with respect to the shares shown opposite his or her name.

(2) Includes 890,904 shares of Class A Stock held directly by Richard Robinson, 648,620 shares of Class A Stock owned by the Maurice R. Robinson Trust and 116,676 shares of Class A Stock owned by the Florence L. Robinson Trust. See the information with respect to Richard Robinson under "Principal Holders of Class A Stock and Common Stock" above. The shares of Class A Stock are convertible at the option of the holder into shares of Common Stock at any time on a share-for-share basis.

(3) Includes 1,656,200 shares of Common Stock issuable on conversion of the Class A Stock described in Note 2; 1,453,224 shares of Common Stock held directly by Richard Robinson; 1,014,152 shares of Common

    Stock under options exercisable by Mr. Robinson within 60 days; 20,018 shares of Common Stock with respect to which Mr. Robinson had voting rights at May 31, 2001 under the Scholastic Corporation 401(k) Plan; 1,683,092 shares of Common Stock owned by the Maurice R. Robinson Trust; 350,000 shares of Common Stock owned by the Florence L. Robinson Trust; 7,594 shares of Common Stock for which Mr. Robinson is custodian under a separate custodial account for one of his sons; 4,212 shares of Common Stock owned directly by his sons; and 149,094 shares of Common Stock owned by the Richard Robinson and Helen Benham Charitable Fund. Does not include 310,224 of the shares of Common Stock beneficially owned by Helen V. Benham, an officer and director of the Company and the wife of Richard Robinson, as to which Mr. Robinson disclaims beneficial ownership.

(4) Includes options under which such director may purchase 18,000 shares of Common Stock within 60 days.

(5) Includes 259,386 shares of Common Stock held directly by Ms. Benham; 49,722 shares of Common Stock under options exercisable by her within 60 days; 1,116 shares of Common Stock with respect to which Ms. Benham had voting rights as of May 31, 2001 under the 401(k) Plan; 7,594 shares of Common Stock for which Ms. Benham is custodian under a separate custodial account for one of her sons; 4,212 shares of Common Stock owned directly by her sons; and 149,094 shares of Common Stock owned by the Richard Robinson and Helen Benham Charitable Fund. Excludes 6,176,686 of the shares of Common Stock beneficially owned by Richard Robinson, as to which Ms. Benham disclaims beneficial ownership.

(6) Includes options under which such director may purchase 24,000 shares of Common Stock within 60 days.

(7) Includes options under which such director may purchase 5,500 shares of Common Stock within 60 days.

(8) Includes 25,000 shares of Common Stock held directly by Mr. Mayer, 1,000 shares held through a pension plan in which he has an interest and options under which he may purchase 6,000 shares of Common Stock within 60 days.

(9) Includes 2,574 shares of Common Stock held directly by Mr. Oliver and options under which he may purchase 18,000 shares of Common Stock within 60 days. Does not include 3,700 shares of Common Stock owned by Mr. Oliver's daughter, as to which Mr. Oliver disclaims beneficial ownership.

(10) Includes 198,409 shares of Common Stock held directly by Mr. Spaulding, 19,096 shares of Common Stock under options exercisable by him within 60 days and 63,576 shares of Common Stock for which Mr. Spaulding is custodian under separate custodial accounts for his children. Does not include 2,384 restricted stock units (RSUs) held under the Scholastic Corporation Management Stock Purchase Plan (the "MSPP"), as more fully described herein.

(11) Includes 26,317 shares of Common Stock held directly by Ms. Marcus, 406,294 shares of Common Stock under options exercisable by Ms. Marcus within 60 days and 1,791 shares of Common Stock with respect to which Ms. Marcus had voting rights at May 31, 2001 under the 401(k) Plan. Does not include 2,388 RSUs held under the MSPP.

(12) Includes 9,152 shares of Common Stock held directly by Ms. Forte and 400,400 shares of Common Stock under options exercisable by Ms. Forte within 60 days. Does not include 4,578 RSUs held under the MSPP.

(13) Includes 182,016 shares of Common Stock under options exercisable by Ms. Feiwel within 60 days.

(14) Includes 8,393 shares of Common Stock held directly by Mr. McEnery, 431,766 shares of Common Stock under options exercisable by Mr. McEnery within 60 days and 2,246 shares of Common Stock with respect to which Mr. McEnery had voting rights at May 31, 2001 under the 401(k) Plan. Does not include 2,654 RSUs held under the MSPP.

(15) Includes an aggregate of 3,542,062 shares of Common Stock under options exercisable by members of the group within 60 days, an aggregate of 33,796 shares of Common Stock with respect to which the group had voting rights under the 401(k) Plan and 1,626,200 shares of Common Stock issuable on the conversion of Class A Stock into shares of Common Stock. Does not include an aggregate of 24,986 RSUs held under the MSPP.

                             EXECUTIVE COMPENSATION

       The following table sets forth information regarding the cash compensation paid or accrued by the Company and its subsidiaries for services of the Chief Executive Officer and the four other most highly compensated executive officers of the Company (collectively, the "Named Executives") in respect of the fiscal years ended May 31, 2001, 2000 and 1999:

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                                                                COMPENSATION
                                       ANNUAL COMPENSATION                       AWARDS
                                                           OTHER ANNUAL         SECURITIES     ALL OTHER
   NAME AND PRINCIPAL     FISCAL                 BONUS     COMPENSATION         UNDERLYING     COMPENSATION
        POSITION           YEAR       SALARY      (1)         (2)               OPTIONS (3)       (4)
RICHARD ROBINSON            2001     $731,731   $562,500      $0                  250,000        $242,485
Chairman of the Board,      2000     $700,000   $735,000      $0                  250,000        $243,659
President and CEO           1999     $642,308   $298,935      $0                        0              --
BARBARA A. MARCUS           2001     $629,224   $460,525    $23,630                50,000
EVP, Children's Book        2000     $570,711   $540,000      $0                  100,000              --
Publishing                  1999     $510,574   $284,555      $0                        0              --
DEBORAH A. FORTE            2001     $517,617   $301,875    $45,301                     0
EVP, Division Head,         2000     $500,601   $345,000      $0                  100,000              --
Scholastic Entertainment    1999     $477,693   $301,884      $0                        0              --
JEAN L. FEIWEL              2001     $479,029   $185,028      $0                   50,000              --
Publisher, Children's       2000     $435,101   $499,375      $0                        0              --
Book Publishing             1999     $366,346   $141,952      $0                        0              --
KEVIN J. MCENERY            2001     $406,731   $246,500    $26,262               100,000
EVP and CFO                 2000     $365,865   $300,000      $0                  100,000              --
                            1999     $352,385   $148,300      $0                        0              --

--------------------------------------------------------------------------------

1) Mr. Robinson, Ms. Marcus, Ms. Forte and Mr. McEnery have elected to defer 100%, 10%, 20% and 30%, respectively, of his/her fiscal 2001 bonus to invest in RSUs under the MSPP. In addition, Ms. Marcus, Ms. Forte and Mr. McEnery previously elected to defer 10%, 30% and 20%, respectively, of her/his fiscal 2000 bonus to invest in RSUs under the MSPP.

2) Included in Other Annual Compensation is the value of the discount received on the purchase of restricted stock units (RSUs) allocated to the Named Executives' accounts under the MSPP, based on the market value on the date of allocation of the Common Stock underlying such RSUs. During fiscal 2001, Ms. Marcus, Ms. Forte, and Mr. McEnery elected to defer 10%, 30% and 20%, respectively, of her/his fiscal 2000 bonus, in respect of which 2,388, 4,578 and 2,654 RSUs, respectively, were allocated to them on August 31, 2000.

3)  All reported options have been adjusted to reflect the 2-for-1 Stock Split.

4) Other than for Mr. Robinson for fiscal 2001 and fiscal 2000, All Other Compensation is not required to be reported for the Named Executives because the amount in any year did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for any Named Executive. For Mr. Robinson, All Other Compensation for fiscal 2001 and fiscal 2000 includes: (a) $3,758 and $4,636, respectively, for premiums related to term life insurance;
    (b) $5,150 and $5,149, respectively, in matching contributions made by the Company for Mr. Robinson's benefit under the 401(k) Plan; and (c) $233,577 and $233,874, respectively, representing the annual premium paid by the Company during fiscal 2001 and fiscal 2000 in respect of a split dollar life insurance policy for the benefit of Mr. Robinson and Helen Benham, which premiums represent the non-term life insurance portion of such policy. The Company is not responsible for payment of the premium attributable to the term life insurance portion of such policy. All premiums paid by the Company in respect of the non-term portion of the split dollar life insurance policy will be repaid to the Company (without interest) not later than upon the death of the last to survive of Mr. Robinson and Ms. Benham. The split dollar life insurance arrangements for the benefit of Mr. Robinson and Ms. Benham were approved by the Board of Directors of the Company.

OPTION GRANTS IN FISCAL 2001

       The following table sets forth information concerning individual stock option grants made to the Named Executives during fiscal 2001, together with the number and grant date present value at May 31, 2001.

                                                                                POTENTIAL REALIZABLE VALUE
                                                                                            AT
                                                                                 ASSUMED ANNUAL RATES OF
                                                                               STOCK PRICE APPRECIATION FOR
                                         INDIVIDUAL GRANTS(1)                        OPTION TERM (2)
                                    % OF TOTAL
                                    OPTIONS
                          OPTIONS   GRANTED TO
                          GRANTED   EMPLOYEES    EXERCISE OR
                          (SHARES)  IN FISCAL    BASE PRICE      EXPIRATION
          NAME              (3)      2001        ($/SHARE)(3)      DATE                5%
Richard Robinson          250,000      15.0%        $31.565        7/19/10              $4,962,765
Barbara A. Marcus         50,000        3.0%        $31.565        7/19/10              $  992,553
Deborah A. Forte              --         --              --             --                      --
Jean L. Feiwel            50,000        3.0%        $31.565        7/19/10              $  992,553
Kevin J. McEnery          60,000        6.0%        $31.565        7/19/10              $1,191,064
                          40,000        6.0%        $31.865        9/20/10              $  801,589

                           POTENTIAL REALIZABLE VALUE
                                       AT
                            ASSUMED ANNUAL RATES OF
                          STOCK PRICE APPRECIATION FOR
          NAME                    10%
Richard Robinson                   $12,576,620
Barbara A. Marcus                  $2,515,324
Deborah A. Forte                           --
Jean L. Feiwel                     $2,515,324
Kevin J. McEnery                   $3,018,389
                                   $2,031,384

--------------------------------------------------------------------------------

(1) All options are exercisable for Common Stock at an exercise price equal to the fair market value of the Common Stock at the date of grant. All options are 100% exercisable beginning one year from the date of grant, except for Ms. Marcus' grant which is exercisable in four annual installments beginning one year from the date of grant.

(2) The dollar amounts under the 5% and 10% columns in the table above are the results of calculations required by the SEC and therefore are not intended to forecast the possible future appreciation of the stock price of the Company. Although permitted by the SEC's rules, the Company did not use an alternate formula for grant date valuation because the Company is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors. No gain on the stock options awarded to the Named Executives or other employees is possible without appreciation in the price of the Company's Common Stock during the applicable period.

(3) As a result of the 2-for-1 Stock Split, the number of options granted increased by 100% and the exercise price decreased by 50%. The share amounts and exercise prices set forth in the table reflect the 2-for-1 Stock Split.

AGGREGATED OPTION EXERCISES IN FISCAL 2001 AND 2001 FISCAL YEAR-END OPTION
  VALUES

       The following table sets forth information concerning options exercised during Fiscal 2001 by the Named Executives together with the number and value of exercisable / unexercisable options held by such persons at May 31, 2001.

                                                                    NUMBER OF
                            SHARES                              SHARES UNDERLYING              VALUE OF UNEXERCISED
                           ACQUIRED           VALUE            UNEXERCISED OPTIONS             IN-THE-MONEY OPTIONS
                           ON EXERCISE       REALIZED            AT FY-END (#)(1)                AT FY-END($)(2)
        NAME                (#)(1)             ($)          EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
Richard Robinson                 --                 --          764,152 /  250,000           $14,558,868 /  $2,096,25
Barbara A. Marcus             8,000         $  194,000          393,794 /  50,000             $7,320,555 /  $419,250
Deborah A. Forte             59,634         $1,111,065          400,400 /  0                  $5,824,183 /  $0
Jean L. Feiwel               10,000         $  271,550          132,016 /  50,000             $2,491,650 /  $419,250
Kevin J. McEnery             50,000         $1,342,731          314,266 /  117,500            $5,405,116 /  $1,217,71

--------------------------------------------------------------------------------

(1) All reported options reflect the 2-for-1 Stock Split.

(2) Based on the per share closing price of $39.95 on May 31, 2001 as reported on the NASDAQ-National Market System.

PENSION PLAN

       The Named Executives are entitled to benefits under the Company's defined benefit cash balance retirement plan, which became effective June 1, 1999 (the "Retirement Plan"), except for Mr. Robinson who elected to continue participation in the Company's prior defined benefit retirement plan (the "Prior Plan"). Ms. Marcus and Mr. McEnery, who also participated in the Prior Plan, elected to move their respective Prior Plan contributions to the Retirement Plan. Ms. Feiwel and Ms. Forte had elected not to participate in the Prior Plan, but are participants in the Retirement Plan.

       The Prior Plan provides participants with retirement benefits based upon career average compensation. These benefits are subject to limitations under the provisions of the Internal Revenue Code. Prior to June 1, 1999, each participant under the Prior Plan was required to contribute 3.0% of his or her basic annual compensation (excluding overtime pay, bonuses and other special compensation) in excess of $20,000. Effective June 1, 1999, participant contributions are no longer required and the Company makes all required contributions under the Prior Plan. For periods after July 1, 1990, the benefit formula under the Prior Plan provides for an annual benefit payable at retirement equal to, for each year of credited service, 1.5% of that portion of the participant's basic annual compensation up to $13,650, plus 2.0% of that portion of the participant's basic annual compensation in excess of $13,650. Participants in the Prior Plan become fully vested in their accrued benefits upon the earlier of the completion of five years of participation or attainment of age 65, payable upon retirement. At August 1, 2001, Richard Robinson had earned an estimated annual benefit payment under the Prior Plan of $67,676 payable upon retirement at age 65. The Prior Plan does not provide for Social Security or other deductions from the monthly benefit payable thereunder.

       The Retirement Plan provides participants with retirement benefits based on monthly contributions and interest credits. Benefits under the Retirement Plan are subject to limitations under the provisions of the Internal Revenue Code. Individual participant contributions are not required under the Retirement Plan. The benefit formula under the Retirement Plan provides for an annual allocation by the Company to a participant's account, calculated as follows: for less than five years of service, 3.5% of the first $25,000 of annual base pay and 2.0% of the remainder; for five years but less than ten years of service, 4.5% of the first $25,000 of annual base pay and 3.0% of the remainder; for ten years of service but less than 20 years of service, 5.5% of the first $25,000 of annual base pay and 2.0% of the remainder; and for 20 years or more of service, 6.5% of the first $25,000 of annual base pay and 5% of the remainder. Interest on account balances is accrued monthly based on the average rate for one-year U.S. Treasury Bills plus 1.0%. Participants in the Retirement Plan become fully vested in their accrued benefits upon the earlier of the completion of five years of service or attainment of age 65. Vested retirement benefits are payable in the form of a lump-sum or annuity payment upon retirement, termination, death or disability. At August 1, 2001, Ms. Marcus, Ms. Feiwel, Ms. Forte and
Mr. McEnery had earned estimated annual benefit payments under the Retirement Plan of $55,596, $4,418, $4,555 and $18,358, respectively.

EMPLOYMENT AGREEMENT

       Effective October 1, 1999, Scholastic Inc., a subsidiary of the Company, entered into a three year Employment Agreement (the "Agreement") with Jean L. Feiwel, as Senior Vice President and Publisher, Children's Book Publishing. In addition to a signing bonus of $250,000 paid upon execution of the Agreement in May 2000, the Agreement provides for an annual salary of $475,000 through September 30, 2000, $485,000 as of October 1, 2000 and $500,000 as of
October 1, 2001. The Agreement also provides for a maximum annual performance bonus equal to 35% of Ms. Feiwel's annual salary, of which one half of such target bonus is guaranteed. The Agreement further provides for an award of 25,000 nonqualified stock options 2-for-1 with a one year vesting period, which options were granted in July 2000 and were subsequently adjusted to 50,000 options to give effect to the 2-for-1 Stock Split. Ms. Feiwel is also entitled to receive the employee group health, life and disability benefits that the Company provides to its other employees similarly situated, and she is furnished with a leased car. The Agreement also provides for varying lump sum payments in the event Ms. Feiwel ceases to be employed for specified reasons.

STOCK PRICE PERFORMANCE GRAPH

       The graph below provides an indicator of cumulative total stockholder returns for the Company for the period June 1, 1996 to May 31, 2001 compared with the NASDAQ Composite Index and a composite peer group. The graph assumes a $100 investment on June 1, 1996, together with the reinvestment of all dividends, if any. The peer group is comprised of the largest publicly traded companies that compete against the Company in its principal industry segment. The members of the peer group are as follows: Harcourt General, Inc., Houghton Mifflin Co., The McGraw-Hill Companies and Reader's Digest Association, Inc.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         SCHOLASTIC CORPORATION  PEER GROUP AVERAGE  NASDAQ COMPOSITE INDEX
5/31/96                     100                 100                     100
5/31/97                   47.79              101.06                  112.62
5/31/98                   64.26              127.57                  143.06
5/31/99                   77.91              158.72                  194.55
5/31/00                   85.44              149.98                  273.51
5/31/01                  128.35              191.29                  169.73

THE HUMAN RESOURCES AND COMPENSATION
  COMMITTEE'S REPORT ON EXECUTIVE COMPENSATION

       The Company's compensation program for its executive officers and other senior management is administered by the Human Resources and Compensation Committee (the "HRCC") of the Board of Directors.

       The HRCC believes that compensation for executive officers and other senior management should be determined according to a competitive framework, including financial performance of the Company, individual contributions, teamwork and division results. Such factors are critical to enhancing the value and development of the Company's operating segments, which in turn builds stockholder value. In determining the compensation payable to the Company's executive officers, the HRCC seeks to achieve the following objectives through a combination of fixed and variable compensation:

    - PAY COMPETITIVELY--Provide a total compensation package that is consistent with competitive practices, enabling the Company to attract, motivate and retain qualified executives;

    - PAY FOR PERFORMANCE--Create a direct link between the aggregate compensation paid to each executive officer and the financial performance of the Company and the results of the specific business division for which the executive is responsible; and

    - EXECUTIVES AS STOCKHOLDERS--Link a portion of each executive officer's compensation opportunity directly to the value of the Company's Common Stock through the use of stock-based awards.

       The programs adopted in order to implement the HRCC's compensation philosophy and to reflect the Company's financial performance have been developed with the assistance of consultants and counsel. The HRCC periodically reviews its compensation practices in light of its compensation philosophy, and views variable compensation as an integral part of the total compensation package. The Company has historically focused on stock options in the context of equity-based incentives. At the 2001 Annual Meeting of Stockholders, the Scholastic Corporation 2001 Stock Incentive Plan (the "2001 Plan") will be submitted for approval by the holders of the Class A Stock. The 2001 Plan, which provides for the grant of stock options, as well as other equity-based awards, is discussed below and is further described herein.

       In fiscal 2000, the HRCC implemented two stockholder-approved, stock-based incentive programs: the Scholastic Corporation Employee Stock Purchase Plan (the "ESPP") and the Scholastic Corporation Management Stock Purchase Plan (the "MSPP"). The purpose of the ESPP is to encourage broad-based employee stock ownership and align employee interests in the Company with shareholders' interests. The ESPP is offered to U.S. employees generally. The ESPP permits participating employees to purchase, through after-tax payroll deductions, the Company's Common Stock at a 15% discount from the lower of the fair market value of the Common Stock on the first or last business day of each fiscal quarter. The MSPP (discussed below) is also designed to increase stock ownership by certain employees by allowing eligible participants to use all or a portion of their annual bonus payments on a tax-deferred basis to make equity investments in the Company at a discounted purchase price.

       BASE SALARY. In establishing each executive officer's base salary, the HRCC considers several factors, including individual performance, competitive market conditions for recruiting and retaining executive talent and changes in responsibilities.

       Base salaries are reviewed annually and generally approximate the median level of competitive rates, as adjusted for individual performance. In determining base salaries, the HRCC's focus is on retaining and recruiting executive talent. Accordingly, the HRCC considers the executive compensation of a broad group of companies in the publishing and entertainment fields, including the Company's direct competitors comprising the "Peer Group" used in the Stock Performance Graph in this proxy statement. As a general practice the Company does not enter into employment agreements with executive officers. As previously reported, the HRCC approved a three-year employment agreement with Ms. Feiwel, which expires in 2002.

       During fiscal 2001, the base salaries of executive officers were generally increased in accordance with the foregoing practices. In fiscal 2001, the HRCC increased Mr. Robinson's annual base salary from $700,000 to $750,000, having honored Mr. Robinson's request that he receive no increase in his base salary during fiscal 2000.

       ANNUAL BONUS INCENTIVE. For fiscal 2001, the Company's annual bonus targets were established by the HRCC based on divisional and corporate performance. Bonus potentials for executive officers were set at percentages of their base salaries deemed appropriate for their current positions and are generally tied to division performance and earnings per share. Bonus awards for the Named Executives were set and determined under the Company's stockholder approved Executive Incentive Performance Plan, which is designed to be exempt from the application of Section 162(m) of the Internal Revenue Code of 1986, as amended. Bonuses for fiscal 2001 were paid in August 2001. The HRCC awarded
Mr. Robinson a bonus of $562,500 for fiscal 2001. This amount was determined in accordance with pre-established targets tied to Company's earnings per share, and the size of the award reflects the Company's results in fiscal 2001 under Mr. Robinson's leadership.

       EQUITY-BASED INCENTIVES. Stock options historically have been the Company's form of equity-based incentives and its primary form of long-term incentive compensation. Pursuant to the terms of the Company's stock-based plans, outstanding options were adjusted to reflect the 2-for-1 Stock Split effected on January 16, 2001. The HRCC grants stock options as part of executive compensation as a means to motivate superior performance and to directly link the economic interests of executives with those of stockholders. In fiscal 2001, Mr. Robinson, Ms. Marcus, Ms. Feiwel and Mr. McEnery were awarded options to purchase 125,000 shares, 25,000 shares, 25,000 shares and 50,000 shares of Common

Stock, respectively, which were adjusted as a result of the 2-for-1 Stock Split to 250,000 shares, 50,000 shares, 50,000 shares and 100,000 shares of Common Stock, respectively. The grant to Mr. Robinson in fiscal 2001 reflects the fourth and final award under a previously reported four year long-term incentive plan established for Mr. Robinson by the HRCC in September 1997, pursuant to which he has received options each year under the plan to purchase 125,000 shares of Common Stock at an exercise price per share equal to the fair market value of a share of Common Stock on each date of grant and vesting one year from the date of grant. Given the critical importance of Mr. Robinson to the Company and his essential role in its management and operations, the HRCC believes this program for Mr. Robinson was in the best interests of the Company and its stockholders.

       During fiscal 2001, 90 individuals, 18 of whom are executive officers, received stock option awards to purchase an aggregate of 1,670,000 shares of Common Stock, as adjusted to reflect the 2-for-1 Stock Split. Consistent with the HRCC's goals, all such option awards in fiscal 2001 were made at the fair market value of the Common Stock at the date of grant. The size of each option award was based on the HRCC's subjective evaluation of a number of factors, including the level of responsibility of the individual, competitive market practice, past grants and other matters relating to an individual's performance and ability to influence corporate results. The HRCC believes that these awards are within the competitive range for awards made by the Company's competitors for executive talent. The actual grant of stock options is made by the Stock Grant Committee of the Board of Directors, which is comprised solely of non-employee directors.

       In recent months, the HRCC, with the assistance of a consulting firm, has been reviewing the Company's general compensation philosophy and overall compensation programs, including a review of the Company's long-term stock-based incentive programs. Based on the results of this review and the HRCC's recommendations, the Board of Directors has approved the establishment of the 2001 Plan, which is being submitted for approval of the holders of the Class A Stock at the 2001 Annual Meeting of Stockholders and is described herein. As approved by the Board of Directors, the 2001 Plan would provide for the grant of stock options, restricted stock and other stock-based awards and the HRCC would also have the authority to grant to specified employees of the Company reload and transfer rights in connection with stock option grants. While the HRCC anticipates that stock options will remain the Company's primary form of long-term compensation, the HRCC has recommended that the proposed 2001 Plan include optional design and award features. Based on the review by the Company's consultants, the proposed plan features are competitive with the Company's peer group and give the Company additional flexibility in structuring an individual's total compensation package, when, and if, deemed appropriate by the HRCC. As proposed, 4,000,000 shares of the Company's Common Stock will be reserved for the purpose of granting awards under the 2001 Plan. As with the Company's prior stocked-based plans, the purpose of the 2001 Plan is to provide a continuing means to raise the level of stock ownership by employees in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's stockholders.

       The MSPP and the ESPP, referred to above, were designed to augment the Company's stock-based incentive programs by providing participating employees with equity opportunities intended to further align their interests with the Company and its stockholders. As part of the HRCC's initiatives to increase stock ownership levels by senior management of the Company, the HRCC implemented the MSPP during fiscal 2000. Under the MSPP, fiscal 2001 participants could use all or a portion of their fiscal 2001 annual bonus payments ("Bonus") on a tax deferred basis to acquire shares of the Company's Common Stock at a 15% discount from the lowest fair market value of the Common Stock during the fiscal quarter ending on the August 31 immediately following such fiscal year. During the deferral period, which may not be less than three years, bonus payments deferred under the MSPP are allocated as restricted stock units ("RSUs"), based on the applicable acquisition price, which RSUs are converted into shares of the Company's Common Stock on a 1-to-1 basis upon expiration of the deferral period. During fiscal 2001, 21 members of senior management participated in the MSPP, including Mr. Robinson, Ms. Marcus, Ms. Forte and Mr. McEnery, who allocated to the purchase of RSUs under the MSPP, $562,500 (100% of Bonus), $46,053 (10% of Bonus), $60,375 (20% of Bonus) and $73,950 (30% of Bonus), respectively, the RSUs in respect of which will be allocated on August 31, 2001.

       As part of the HRCC's review, and based on the recommendation of the Company's consultants and a review of similar plans adopted by other companies, the MSPP was amended in July 2001 to increase the discount on shares of the Company's Common Stock that may be acquired under the MSPP from 15% to 25%, such changes to become effective commencing in respect of fiscal 2002 annual bonus awards. The HRCC also increased the number of employees eligible to participate in the MSPP in fiscal 2002 to approximately 100 persons in senior management from the 26 persons eligible in fiscal 2001. The HRCC believes that such changes are consistent with competitive practices and will further link the interests of the Company's employees and stockholders.

POLICY AS TO SECTION 162(M) OF THE CODE

       Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies a publicly traded company a Federal income tax deduction for compensation in excess of $1 million paid to certain of its executive officers, unless the amount of such excess is payable based solely upon the attainment of objective performance criteria. The Company has undertaken to qualify substantial components of the incentive compensation it makes available to its executive officers for the performance exception to nondeductibility. Most equity based awards available for grant under the Company's equity compensation plans, and all of the equity-based awards actually granted to executive officers, will so qualify. Amounts payable under the Company's stockholder approved Executive Performance Incentive Plan should also be exempt from the application of Section 162(m) as performance based compensation. However, in appropriate circumstances, the HRCC may in the future deem it appropriate to pay compensation or make incentive or retentive awards that do not meet the performance based criteria and therefore may not be deductible by reason of
Section 162(m).

       The HRCC comprises five voting outside directors, none of whom is an employee or former employee of the Company. In addition, none of these five directors has a relationship with another corporation or entity that would require specific disclosure of such relationship in the proxy statement or preclude him or her from serving on this committee.

                                           HUMAN RESOURCES AND COMPENSATION
                                           COMMITTEE
                                           John G. McDonald (Chairman)
                                           Ramon C. Cortines
                                           John L. Davies
                                           Linda B. Keene
                                           Peter Mayer

                       MATTERS SUBMITTED TO STOCKHOLDERS

                             ELECTION OF DIRECTORS

       The Amended and Restated Certificate of Incorporation of the Company provides that the holders of shares of Class A Stock, voting as a class, have the right to fix the size of the Board of Directors so long as it does not consist of less than three nor more than fifteen directors. On October 3, 2000, the holders of the Class A Stock unanimously approved fixing the number of directors constituting the full board of Directors at thirteen.

       The Board of Directors has designated the thirteen persons listed below under the sections captioned "Nominees for Election by Holders of Class A Stock" and "Nominees for Election by Holders of Common Stock" of this proxy statement for nomination to serve as directors of the Company until the next annual meeting and until their respective successors are elected and qualified, or until their earlier retirement, resignation or removal.

       Proxies are solicited in favor of the ten nominees to be elected by the holders of Class A Stock and the three nominees to be elected by the holders of Common Stock, and it is intended that the proxies will be voted for such nominees unless otherwise specified. Should any one or more of the nominees become unable to serve for any reason, unless the holders of the Class A Stock provide for a lesser number of directors, the persons named in the enclosed proxy may act with discretionary authority in respect of the election of a substitute nominee or nominees. The Board of Directors has no reason to believe that any nominees will be unable to serve.

RECOMMENDATION

       THE BOARD OF DIRECTORS RECOMMENDS THAT HOLDERS OF CLASS A STOCK VOTE FOR EACH OF THE TEN NOMINEES FOR ELECTION BY SUCH HOLDERS. Assuming the presence of a quorum, the affirmative vote of a plurality of the votes cast by the holders of shares of the Class A Stock present and entitled to vote on this item at the Annual Meeting is required to elect the nominees.

       THE BOARD OF DIRECTORS RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE FOR EACH OF THE THREE NOMINEES FOR ELECTION BY SUCH HOLDERS. Assuming the presence of a quorum, the affirmative vote of a plurality of the votes cast by the holders of shares of Common Stock present and entitled to vote on this item at the Annual Meeting is required to elect the nominees.

NOMINEES FOR ELECTION BY HOLDERS OF CLASS A STOCK

                                                                                             DIRECTOR
NAME                        PRINCIPAL OCCUPATION OR EMPLOYMENT                      AGE       SINCE*
Richard Robinson            Chairman of the Board, President and Chief Executive     64        1971
                            Officer of the Company

Rebeca M. Barrera           President, National Latino Children's Institute,         54        1995
                            Austin, TX

Helen V. Benham             Corporate Vice President, Early Childhood Advisor of     51        1992
                            the Company

Ramon C. Cortines           Executive Director of the Pew Network for Standards-     69        1995
                            Based Reform at Stanford University, Stanford, CA

Charles T. Harris III       Managing Director, Goldman, Sachs & Co., New York,       49        1996
                            NY

Andrew S. Hedden            Partner, Coudert Brothers, New York, NY                  60        1991

Mae C. Jemison              President, The Jemison Group, Inc., Houston, TX          44        1993

Peter Mayer                 President, The Overlook Press/Peter Mayer                65        1999
                            Publishers, Inc., New York, NY

Augustus K. Oliver          Managing Director, WaterView Advisors L.L.C., New        51        1995
                            York, NY

Richard M. Spaulding        Executive Vice President of the Company                  64        1974

NOMINEES FOR ELECTION BY HOLDERS OF COMMON STOCK

                                                                                             DIRECTOR
NAME                        PRINCIPAL OCCUPATION OR EMPLOYMENT                      AGE       SINCE*
John L. Davies              Senior Advisor and Founder, AOL International            51        2000

Linda B. Keene              Principal, Waterford Marketing Group, Minneapolis,       49        1999
                            MN

John G. McDonald            The IBJ Professor of Finance, Graduate School of         64        1985
                            Business, Stanford University, Stanford, CA

--------------------------------------------------------------------------------

* The dates set forth above indicate the date such director was elected as a director of the Company or its predecessor entity.

       RICHARD ROBINSON. Mr. Robinson has served as Chairman of the Board of the Company and/or Scholastic Inc. since 1982, as Chief Executive Officer since 1975 and as President since 1974. He has held various executive management and editorial positions with the Company since joining in 1962.

       REBECA M. BARRERA. Ms. Barrera has been the President of the National Latino Children's Institute since 1997. From 1990 to 1997, she was the Executive Director of

Corporate Fund for Children, a non-profit organization dedicated to the strengthening of child and family programs through community resources. From 1981 to 1992, she was president of Ninos Group, Inc., a private corporation specializing in child care programs.

       HELEN V. BENHAM. Ms. Benham has been Corporate Vice President, Early Childhood Advisor of the Company since 1996 and Vice President and Publisher of the Early Childhood Division (1990 to 1996). Her other positions with the Company, since joining in 1974, include Editorial Director in the Classroom Magazine Division.

       RAMON C. CORTINES. Mr. Cortines has been Executive Director of the Pew Network for Standards-Based Reform at Stanford University since 1996. In the spring of 1999, he was a Lecturer of Education at Harvard University. During 1998, he served as interim director of the Annenberg Institute for School Reform at Brown University. From March to August 1997, he was the acting Assistant Secretary for the office for Educational Research and Improvement. From February through August of 1993, he served as Assistant Secretary (designate) for Intergovernmental and Interagency Affairs and for Human Resources, United States Department of Education. From 1993 to 1995, he was Chancellor of the New York City Public School System. In December 1992, Mr. Cortines chaired a Department of Education transition team for then President-elect Bill Clinton. Since 1956, Mr. Cortines has served six school districts, including as Superintendent of Schools for Pasadena (11 years), San Jose (2 years) and San Francisco
(6 years). Mr. Cortines is also a Trustee of The J. Paul Getty Trust and Brown University and a member of the Board of Directors of Special Olympics International.

       CHARLES T. HARRIS III. Mr. Harris has been a managing director with the investment firm of Goldman, Sachs & Co. since 1999 and a general partner from 1988 to 1996. He is a trustee of Phillips Exeter Academy, a trustee of the New Canaan Country School and a director and Chairman of the Alliance for Young Artists & Writers, Inc. Mr. Harris is also a director of the Georgia Gulf Corporation.

       ANDREW S. HEDDEN. Mr. Hedden has been a partner of the law firm of Coudert Brothers since 1975 and has been associated with the firm since 1968.

       MAE C. JEMISON.  Dr. Jemison has been President of The Jemison
Group, Inc. ("JG") since 1993. JG is a technology consulting company that applies and integrates science and advanced technology considering worldwide social and technological circumstances of the users. JG also advocates for science and technology literacy and education. Ms. Jemison is also a professor of environmental studies at Dartmouth College and directs the Jemison Institute for Advancing Technology in Developing Countries at Dartmouth College. From 1987 to 1993, she was an astronaut with the National Aeronautics and Space Administration (NASA) and was a member of the Space Shuttle Endeavor Flight in September 1992.

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       PETER MAYER.  Mr. Mayer has been President of The Overlook Press/Peter
Mayer Publishers, Inc. since 1997. From 1978 to 1996, he was Chairman of the Board and Chief Executive Officer of the Penguin Group Companies, overseeing its operations in the United States, the United Kingdom, Canada, Australia, New Zealand, Holland and India. From 1976 to 1978, he was President and Publisher of Pocket Books. He has also served as Editor-in-Chief, Publisher and President of Avon Books. In 1996, Mr. Mayer was awarded the Chevalier and Officier of the Order des Arts et des Lettres by the French Ministry of Culture and the Foundation of Publishers' and Booksellers' Association's India Award for Outstanding Contribution to International Publishing. In 1995, he was the recipient of the Literary Marketplace Person of the Year Award (New York City) as the Most Distinguished Publisher of 1995.

       AUGUSTUS K. OLIVER. Mr. Oliver has been a Senior Managing Director of WaterView Advisors L.L.C., a private equity investment firm, since
October 1999. Prior to joining WaterView, Mr. Oliver was a private investor with Oliver Management. From 1984 to 1995, he was a partner at the investment banking and management firm of Gollust, Tierney and Oliver, and from 1975 to 1984, he practiced law with the firm of Skadden, Arps, Slate, Meagher and Flom, becoming a partner in 1983. Mr. Oliver is the grandson of a former Chairman of the Board of Directors of Scholastic Inc.

       RICHARD M. SPAULDING. Mr. Spaulding has served as Executive Vice President of the Company and/or Scholastic Inc. since 1974. He has held various executive management positions with the Company since joining in 1960.

       JOHN L. DAVIES. Mr. Davies is a senior advisor for AOL International. Mr. Davies joined AOL Services in July 1993 as a Senior Vice President and founded AOL International in 1994, serving as its President from 1994 to 2000. Before joining AOL, Mr. Davies was Managing Director of Citicorp's London-based consumer mortgage business. Prior to that, he was Vice President, Europe for RCA records, having previously been employed at General Electric for ten years in consumer marketing management positions.

       LINDA B. KEENE. Ms. Keene is a principal of Waterford Marketing Group, an independent consultant agency for marketing and organizational issues. Previously, she was Vice President of Market Development for American Express Financial Advisors from 1994 to 2001, where she was responsible for marketing and business research, competitive analysis, advertising, brand development, consumer communications and seminar event marketing. From 1987 to 1994, she was with The Pillsbury Company, serving as Vice President of Marketing Services from 1992 to 1994. Her professional associations include memberships in the Executive Leadership Council, the National Black MBA Association and the National Association of Female Executives. Ms. Keene serves as Board Secretary of the YMCA of Metropolitan Minneapolis. She is also a director of The Huffy Corporation.

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       JOHN G. MCDONALD.  Professor McDonald joined the faculty of Stanford
University Graduate School of Business, where he is The IBJ Professor of Finance, in 1968. Professor McDonald serves on the Boards of Directors of Varian, Inc., Plum Creek Timber Co., Capstone Turbine, Inc., CMGI, Inc., iStar Financial, Inc. and eight investment companies managed by Capital Research and Management Co. From January 1987 until January 1990, Professor McDonald was a member (and Vice Chairman in 1989-90) of the Board of Governors of the National Association of Securities Dealers, Inc.

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

       Seven meetings of the Board of Directors were held during the 2001 fiscal year. All incumbent directors attended 75% or more of the aggregate of such meetings and of the meetings held by all standing committees of the Board of which they were a member, with the exception of Mr. Mayer, who was not present at two Human Resource and Compensation Committee and Stock Grant Committee meetings and one Board meeting.

       The following are the current members and functions of the standing committees of the Board of Directors.

       EXECUTIVE COMMITTEE. Richard Robinson (Chairperson), Helen Benham, Charles T. Harris III, Andrew S. Hedden, Peter Mayer, Augustus K. Oliver and Richard M. Spaulding are the members of the Executive Committee. In the intervals between meetings of the Board of Directors, the Executive Committee is authorized to exercise, with certain exceptions, all of the powers of the Board in the management of the business and affairs of the Company. All actions taken by the Executive Committee are submitted for ratification by the Board of Directors. No meetings of the Executive Committee were held during the fiscal year ended May 31, 2001.

       AUDIT COMMITTEE. Augustus K. Oliver (Chairperson), John L. Davies and Linda B. Keene are the members of the Audit Committee. Each member of the Audit Committee is required to be independent of the management of the Company, neither a current nor former employee of the Company or its subsidiaries, and free of any relationship that, in the judgment of the Board of Directors, would interfere with his or her exercise of independent judgment as a committee member. All Audit Committee members are also required to be financially literate, and at least one member must have accounting or related financial management expertise. To fulfill its responsibilities to the stockholders and the investment community, this committee reviews the corporate accounting and financial reporting practices of the Company and the quality and integrity of the financial reports of the Company. This committee also recommends to the Board of Directors the accounting firm to act as independent auditors for the upcoming fiscal year and meets with the independent auditors, as appropriate, to discuss scope, staffing and procedures of their audit plan, the proposed fee for the audit and the results of the audit (including their comments or recommendations

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arising therefrom). In addition, this committee reviews the Company's financial accounting policies and decisions and reports thereon to the Board prior to the issuance of the annual financial statements. Furthermore, this committee reviews any non-audit services to be performed by the independent auditors and considers the possible effects of such services on the auditors' independence. The Audit Committee held three meetings during the fiscal year ended May 31, 2001.

       RETIREMENT PLAN COMMITTEE.  Richard M. Spaulding (Chairperson), Charles
T. Harris III, Andrew S. Hedden and Augustus K. Oliver are the members of the Retirement Plan Committee. This committee acts on behalf of the Board in its capacity as settlor of the trust underlying the Company's Retirement Plan and the 401(k) Plan (collectively "the Plans"), and with respect to the powers enumerated therein, including, without limitation, the power to amend or terminate the Plans. This committee also oversees the Administrative Committee, comprised of Company employees who are responsible for the day to day administration of the Plans. Also, this committee approves the appointment of one or more trustees, or other professionals, necessary for the proper administration and operation of the Plans. Furthermore, this committee, which reports its actions to the Board of Directors, oversees the policies and practices related to the Plans and evaluates the Company's overall retirement benefit plan philosophy and the Plans in the context of the Company as a separate company and competitively within the industry. The Retirement Plan Committee held one meeting during the fiscal year ended May 31, 2001.

       HUMAN RESOURCES AND COMPENSATION COMMITTEE. John G. McDonald (Chairman), Ramon C. Cortines, John L. Davies, Linda B. Keene and Peter Mayer are the members of the Human Resources and Compensation Committee. This committee has the responsibility for setting the compensation of the Chief Executive Officer and reviewing the recommendations of the Chief Executive Officer for compensation of the other executive officers prior to approval by the Board. In addition, the names of all other staff members whose salaries are $150,000 or more per annum are made available to the committee. This committee evaluates the Company's overall compensation plans and practices as a separate company and competitively within the industry. This committee, in overseeing the administration of all of the Company's compensation plans and arrangements, reviews and approves the annual bonus award target payouts (including awards under the Executive Incentive Performance Plan) and any proposed contractual relationships with executive officers and also reviews the Company's recruitment practices, including the Company's Human Resource and Diversity Programs. Each member of the committee is independent of the management of the Company and free of any relationship that, in the judgment of the Board of Directors, would interfere with his or her exercise of independent judgment as a committee member. Members of this committee may not be employees or former employees of the Company or its subsidiaries, nor may their membership on this committee disqualify the Company for available exemptions pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), or Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Human Resources and Compensation Committee held four meetings during the fiscal year ended May 31, 2001.

       NOMINATING COMMITTEE. Ramon C. Cortines (Chairperson), Rebeca M. Barrera, Charles T. Harris III and Mae C. Jemison are the members of the Nominating Committee. This committee identifies and recommends to the Board of Directors candidates for election as directors and any changes it believes desirable in the size and composition of the Board and also recommends to the Board of Directors committee structure and membership and fees to be paid to directors for service on the Board and on Board committees. The Nominating Committee held two meeting during the fiscal year ended May 31, 2001. The Nominating Committee would be pleased to receive suggestions from stockholders about persons it should consider recommending as possible members of the Board of Directors. Any such suggestions should be sent to the Nominating Committee of the Board of Directors, c/o Corporate Secretary, Scholastic Corporation, 557 Broadway, New York, New York 10012.

       STOCK GRANT COMMITTEE. John G. McDonald (Chairman), John L. Davies, Linda B. Keene and Peter Mayer are the standing members of the Stock Grant Committee and, as permitted under Delaware law, Ramon C. Cortines is an alternate member of the Stock Grant Committee. This committee provides assistance to the Board of Directors in fulfilling its responsibilities to the stockholders of the Company with regard to the issuance of the Company's securities. The committee authorizes and approves grants, awards or issuances of options, warrants, restricted stock or other rights under the Company's compensation plans in effect from time to time, currently the 1992 Stock Option Plan and the 1995 Stock Option Plan. Each member (or alternate) of the committee is independent of the management of the Company and free of any relationship that, in the judgment of the Board of Directors, would interfere with his or her exercise of independent judgment as a committee member. Members of this committee may not be employees or former employees of the Company or its subsidiaries, nor may their membership on this committee disqualify the Company for available exemptions pursuant to Section 162(m) of the Code or Rule 16b-3 under the Exchange Act. This committee held four meetings during the fiscal year ended May 31, 2001.

       PUBLISHING AND PROGRAM COMMITTEE.  Mae C. Jemison (Chairperson), Rebeca
M. Barrera, Helen Benham, Ramon Cortines, Peter Mayer and Richard Spaulding are members of the Publishing and Program Committee. This committee reviews and advises management of the Company on the strategic development of properties and programs and reports its findings to the Board of Directors. This committee held no meetings during the fiscal year ended May 31, 2001.

DIRECTOR COMPENSATION

       For the fiscal year ended May 31, 2001, each non-employee director of the Company was paid a cash annual retainer of $25,000 for his or her services as a director and a $1,500 per committee fee for each committee of which he or she was a member or a chairperson fee of $5,000 if he or she was the chair. The Company reimburses directors for travel, lodging and related expenses they may incur in connection with their services as directors.

       Under the terms of the Outside Directors' Stock Option Plan, as amended (the "1997 Directors' Plan"), each non-employee director is automatically granted, on January 7 of each year (or, if not a business day, the next succeeding business day), an option to purchase 3,000 shares of the Company's Common Stock at a purchase price per share equal to the fair market value of a share of Common Stock on the date of grant. On January 7, 2001, non-employee directors (other than Andrew S. Hedden, who declined his award) were each granted options to purchase 6,000 shares of Common Stock at an exercise price of $43.875, after adjustment for the 2-for-1 Stock Split. The options vest one year from the date of grant and expire on January 7, 2011.

       Under the terms of the Directors' Deferred Compensation Plan, as amended, directors are permitted to defer 50% or 100% of their cash retainers and meeting fees. Deferred amounts accrue interest at a rate equal to the 30-year treasury bill rate and are paid in cash upon the later of termination from Board service or age 62, unless paid earlier due to death, disability, change of control of the Company or severe financial hardship. Three directors have chosen to have 100% of their director's compensation deferred. For the fiscal year ended
May 31, 2001, the Company recorded $11,283 in accrued interest expense under this plan.

CERTAIN TRANSACTIONS AND CERTAIN RELATIONSHIPS

       Andrew S. Hedden is a partner of the law firm of Coudert Brothers, which has provided legal services to the Company in the past and is expected to continue to do so in the future.

       From time to time, the Company may receive investment banking services from Goldman, Sachs & Co., of which Charles T. Harris III is a managing director.

       There are no family relationships among the directors and executive officers of the Company, except for Richard Robinson and Helen V. Benham who are directors and executive officers of the Company and husband and wife. See also the disclosure regarding the Split Dollar Life Insurance Agreement in Footnote 4 to the Summary Compensation Table herein.

                     APPROVAL OF THE SCHOLASTIC CORPORATION
                           2001 STOCK INCENTIVE PLAN

       Upon the recommendation of the Human Resources and Compensation Committee, the Board of Directors has unanimously approved and is submitting to the holders of the Class A Stock, for their consideration, the Scholastic Corporation 2001 Stock Incentive Plan (the "2001 Plan"). The Board approved the establishment of the 2001 Plan at a meeting of the Board on July 18, 2001, subject to the approval of the holders of the Class A Stock.

       Stock options have historically been the Company's principal form of long-term incentive compensation and have been granted as a means to motivate superior performance and to directly link the economic interests of executives and other key employees with those of stockholders. As of July 31, 2001, there were outstanding options to purchase an aggregate of 5,781,970 shares of Common Stock under the Company's existing stock option plans, and 111,180 shares of Common Stock were available for future grants thereunder.

       Because only 111,180 shares of Common Stock remain available for grant under the existing stock option plans, approval is sought from the holders of the Class A Stock of the 2001 Plan, covering an aggregate of 4,000,000 shares of Common Stock. As described below, the 2001 Plan is designed to provide greater flexibility than the previously approved stock option plans by permitting the grant of restricted stock and other stock-based awards in addition to stock option grants. While it is expected that stock options will continue to be the principal form of long-term incentive compensation used by the Company, the Board of Directors believes that the ability to provide other types of compensation awards in appropriate circumstances is consistent with and supportive of the purpose underlying the Company's long-term incentive programs, to attract and retain employees and to motivate superior performance. The 2001 Plan also permits stock based awards to be granted under certain conditions in foreign jurisdictions.

       The following is a brief summary of the principal provisions of the 2001 Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the text of the 2001 Plan, set forth as Appendix A hereto.

SUMMARY OF THE 2001 PLAN.

       PURPOSE. The purpose of the 2001 Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer stock-based incentives to employees of, and consultants to, the Company and its affiliates (as defined in the 2001 Plan), thereby creating a means to raise the level of stock ownership by such individuals in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and stockholders.

       ADMINISTRATION. The 2001 Plan will be administered by the Stock Grant Committee of (or other committee designated by) the Board (the "Committee"), comprised of two or more non-employee directors, each of whom will be, to the extent required by Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, a non-employee director as defined in Rule 16b-3 and an outside director as defined under Section 162(m).

       The Committee will have the full authority to administer and interpret the 2001 Plan, including the authority: (i) to grant discretionary awards under the 2001 Plan, (ii) to determine the persons to whom discretionary awards will be granted, (iii) to determine the types of discretionary awards to be granted,
(iv) to determine the terms and conditions of each discretionary award, (v) to determine the number of shares of Common Stock to be covered by each discretionary award, (vi) to prescribe the form or forms of instruments evidencing awards, and (vii) to make all other determinations in connection with the 2001 Plan and awards made thereunder as the Committee, in its sole discretion, deems necessary or desirable.

       The Committee may also, in its discretion, extend or accelerate the exercisability of an award granted under the 2001 Plan, accelerate the vesting of or eliminate or make less restrictive any restrictions contained in any award, waive any restriction or other provision of the 2001 Plan or of any award or otherwise amend or modify any award in any manner that is either (i) not adverse to that participant to whom the award was granted or (ii) consented to by that participant.

       The terms and conditions of individual awards will be set forth in written agreements which will be consistent with the terms of the 2001 Plan. Awards under the 2001 Plan may not be made on or after July 18, 2011, the tenth anniversary of the date the Plan was adopted by the Board, but awards granted prior to such date may extend beyond that date.

       ELIGIBILITY. Pursuant to the 2001 Plan, all employees of, and consultants to, the Company or any of its affiliates (including prospective employees and consultants) are eligible to be granted non-qualified stock options, restricted stock and other stock-based awards. In addition, employees of the Company and employees of the Company's affiliates that qualify as subsidiaries or parent corporations (within the meaning of Section 424 of the Code) are eligible to be granted incentive stock options ("ISOs") under the 2001 Plan.

TYPES OF AWARDS UNDER THE 2001 PLAN.

       OPTIONS. The Committee may grant non-qualified stock options and ISOs to purchase shares of Common Stock. The Committee will determine the number of shares of Common Stock subject to each option, the term of each option (which may not exceed 10 years (or five years in the case of an ISO granted to a 10% stockholder)), the exercise price, the vesting schedule (which may not be less than one year) and the other material terms of each option. No non-qualified stock option or ISO may have an exercise price less than the fair market value of the Common Stock at the time of grant (or, in the case of an ISO granted to a 10% stockholder, 110% of such fair market value).

       Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee at grant, and the Committee, in its sole discretion, may accelerate the exercisability of such options. Payment of the exercise price may be made: (i) in cash or by check, bank draft or money order, (ii) through a "cashless exercise" procedure whereby the recipient delivers irrevocable instructions to a broker to deliver to the Company promptly upon the sale of the underlying shares an amount equal to the exercise price, or (iii) on such other terms and conditions as may be acceptable to the Committee, which may include surrender of options or other shares of Common Stock owned by the optionee.

       The 2001 Plan authorizes the Committee, if deemed appropriate in its discretion, to permit "reloads" of stock options exercised, whereby an equivalent number of stock options would be granted upon exercise of an option as the number of shares, if any, used to pay for the exercise price of such options or to pay withholding taxes. Unless otherwise determined by the Committee, any such reload options would have an exercise price equal to the fair market value of the Common Stock on the date of the "reload" and a term equal to the remaining term of the options exercised.

       RESTRICTED STOCK. The Committee may award "restricted" shares of Common Stock, which are grants of Common Stock that are subject to risk of forfeiture or other restrictions. Upon the award of restricted stock, the recipient has the rights of a stockholder with respect to the right to receive dividends and the right to vote the shares. The Committee may, in its sole discretion, determine at grant that the payment of dividends, if any, shall be deferred until the expiration of the applicable restriction period. Recipients of restricted stock are required to enter into a restricted stock agreement with the Company, which sets forth the restrictions to which the shares are subject, including, as applicable, the date or dates on which such restrictions will lapse or any performance criteria to be met for such restrictions to lapse.

       If the grant of restricted stock or the lapse of the relevant restrictions is based on the attainment of performance goals, the Committee shall establish for each recipient the applicable performance goals, formulae or standards and the applicable vesting percentages with reference to the attainment of such goals or satisfaction of such formulas or standards while the outcome of the performance goals are substantially uncertain. Such performance goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar events or circumstances.
Section 162(m) of the Code requires that performance awards be based upon objective performance measures. The performance goals will be based on one or more of the objective criteria set forth on Exhibit A to the

2001 Plan, included in Appendix A hereto. To the extent permitted under
Section 162 (m) of the Code, the Committee may, with respect to the Performance Criteria set forth in Exhibit A to the 2001 Plan (i) designate additional performance criteria on which the performance goals may be based, or
(ii) adjust, modify or amend the current performance criteria.

       OTHER STOCK-BASED AWARDS. The Committee may grant awards of Common Stock and other awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock, which awards may be granted either alone or in addition to or in tandem with grants of stock options or restricted stock. Subject to the provisions of the 2001 Plan, the Committee has the authority to determine the recipients to whom and the time or times at which such awards will be made, the number of shares of Common Stock to be awarded pursuant to, or to be used for reference purposes in respect of, such awards, and all other conditions of the awards. The Committee may also provide for the grant of Common Stock under such awards upon the completion of a specified performance period.

       AMENDMENT AND TERMINATION. The 2001 Plan provides that it may be amended, in whole or in part, suspended or terminated by the Board of Directors, except that no such amendment, suspension or termination may increase the aggregate number of shares of Common Stock reserved for awards or the maximum individual share limits, change the classification of employees or consultants eligible to receive awards, decrease the minimum exercise price of any option, extend the maximum option period or otherwise effect an amendment that would require stockholder approval under the Section 162(m) or Section 422 of the Code unless such amendment receives stockholder approval to the extent required by
Section 162(m) or Section 422 of the Code or Rule 16 b-3 under the Exchange Act.

       SHARE AND OTHER LIMITATIONS. A maximum of 4,000,000 shares of Common Stock may be issued or used for reference purposes pursuant to the 2001 Plan. In general, upon termination, cancellation or expiration of an award, the unissued shares of Common Stock subject to the award will again be available for an award under the 2001 Plan. The maximum number of shares of Common Stock subject to options or any other awards intended to comply with Section 162(m) of the Code that may be granted to any individual under the 2001 Plan will be 250,000 per type of award for any fiscal year of the Company.

       The Committee may make appropriate adjustments to the number of shares available for awards and the terms of outstanding awards under the 2001 Plan to reflect any change in the Company's capital structure or business, stock dividend, stock split, recapitalization, reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar event.

       MISCELLANEOUS. Although awards will generally be nontransferable (except by will or the laws of descent and distribution), the Committee may determine at the time of grant or thereafter that a non-qualified stock option that is otherwise nontransferable will be transferable in whole or in part to family members (as defined in the 2001 Plan) and may specify the circumstances and conditions which such option may be transferred.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE 2001 PLAN

       The rules concerning the federal income tax consequences with respect to options granted pursuant to the 2001 Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, possibly with retroactive effect, as are the interpretations and applications of such statutory provisions, which may also vary in individual circumstances. The following summary is designed to provide a general understanding of the material federal income tax consequences relating to the 2001 Plan under current law:

       NONQUALIFIED STOCK OPTIONS. In general, a recipient will not realize any taxable income upon the grant of a non-qualified stock option and the Company will not receive a deduction at the time of grant. Upon the exercise of a non-qualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. Upon a subsequent sale of such Common Stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period for the Common Stock. The Company will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income, subject to certain tax law limitations.

       ISOS. In general, an employee will not realize taxable income upon either the grant or the exercise of an ISO unless required by the alternative minimum tax, and the Company will not realize an income tax deduction at either time. If the recipient does not sell the Common Stock received pursuant to the exercise of an ISO within either (1) two years after the date of the grant of the ISO or (2) one year after the date of exercise, a subsequent sale of the Common Stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to the Company.

       If the recipient disposes of the Common Stock acquired upon exercise of the ISO within either of the above-mentioned time periods, the recipient will generally realize as ordinary income an amount equal to the lesser of: (1) the fair market value of the Common Stock on the date of exercise over the exercise price, or (2) the amount realized upon disposition over the exercise price. In such event, the Company generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income, subject to tax law certain limitations. Any gain in excess of the amount realized by the recipient as ordinary income will be taxed at the rates applicable to short-term or long-term capital gains, depending on the holding period.

       SECTION 162(M) OF THE CODE. Section 162(m) of the Code disallows deductions for compensation in excess of $1 million for certain executives of publicly held corporations, unless such compensation meets the requirements of
Section 162(m) as "performance-based" compensation. If the 2001 Plan is approved by stockholders, the Company will be entitled to deduct for federal income tax purposes certain performance-based compensation paid under the 2001 Plan to the Chief Executive Officer and other participating officers notwithstanding the $1 million limitation under Section 162(m) of the Code. The Company expects that all options and certain awards that may be granted to participating officers under the 2001 Plan will qualify as performance-based compensation under
Section 162(m).

       ALLOCATION OF AWARDS UNDER THE 2001 PLAN. As of the date of this proxy statement, no awards have been made under the 2001 Plan. Because of the flexibility that the 2001 Plan provides, the cost of the 2001 Plan will vary depending on the terms of the individual grants awarded to employees. In addition, the allocation of awards under the 2001 Plan is not currently determinable since such allocation is dependent upon future decisions to be made by the Committee in its sole discretion, subject to the provisions of the 2001 Plan. Accordingly, it is not possible to determine the amounts of benefits that will be received under the 2001 Plan by the Named Executives, all executive officers as a group or all employees other than executive officers. For comparison purposes, please refer to the stock option awards under the Company's existing stock option plans in fiscal 2001, shown in the table titled "Option Grants in Fiscal 2001" herein. In addition to the grants shown in that table, in fiscal 2001, 730,000 stock options were granted to other executive officers as a group and 450,000 stock options were granted to all other employees, in each case as adjusted for the 2-for-1 Stock Split. The Scholastic Corporation 1997 Outside Directors' Stock Option Plan provides for grants of stock options to non-employee directors. Grants to directors are more fully described herein under the caption "Director's Compensation."

       CURRENT STOCK INFORMATION. On August 10, 2001, the closing price of the Company's Common Stock on the NASDAQ National Market System was $38.37.

RECOMMENDATION

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE HOLDERS OF THE CLASS A STOCK VOTE FOR THE APPROVAL AND ADOPTION OF THE SCHOLASTIC CORPORATION 2001 STOCK INCENTIVE PLAN. Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast by the holders of the Class A Stock present and entitled to vote on this item at the Annual Meeting is required to approve the Scholastic Corporation 2001 Stock Incentive Plan.

             RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

       The Audit Committee has recommended to the Board of Directors the selection of Ernst & Young LLP ("Ernst & Young") to be the independent auditors of the Company for the fiscal year ending May 31, 2002. Ernst & Young and its predecessors have acted as independent auditors for the Company and its predecessors since 1938. This selection will be submitted for ratification at the Annual Meeting. Representatives of Ernst & Young will be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. If the holders of Class A Stock do not elect to ratify the appointment of Ernst & Young, the selection of independent auditors will be reconsidered by the Audit Committee.

       During the fiscal year ended May 31, 2001, Ernst & Young's services included auditing the Company's consolidated financial statements and reviewing unaudited quarterly financial information and advising the Company on various accounting, tax and regulatory matters. The fees for services provided by Ernst & Young to the Company during the fiscal year ended May 31, 2001 were as follows:

Audit Fees..................................................  $1,227,100
Financial Information Systems Design and Implementation
  Fees......................................................  $       --
Audit Related Fees..........................................  $  806,750
All Other Fees..............................................  $  268,700
                                                              ----------
TOTAL FEES PAID.............................................  $2,302,550
                                                              ==========

       Audit related services generally include fees for benefit plan audits, business acquisitions, accounting consultations, and SEC registration statements. All other fees generally include fees for tax consulting and tax return preparation.

       RECOMMENDATION THE BOARD OF DIRECTORS RECOMMENDS THAT HOLDERS OF THE CLASS A STOCK RATIFY THE SELECTION OF ERNST & YOUNG LLP TO BE THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING MAY 31, 2002. Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast by the holders of shares of the Class A Stock present and entitled to vote on this item at the Annual Meeting is required to ratify the selection.

THE AUDIT COMMITTEE'S REPORT TO STOCKHOLDERS

       The Audit Committee of the Board of Directors is comprised of three directors. The Board has determined that each Committee member is independent as defined under the National Association of Securities Dealers listing standards.

       It is the responsibility of the Audit Committee to oversee the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee operates under a written charter, which is included in this Proxy Statement as Appendix B. Under the charter, Company management has the primary responsibility for the financial statements and the reporting process, including the Company's systems of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles.

       In fulfilling its oversight responsibilities, the Audit Committee discusses with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

       The Audit Committee has reviewed and discussed, with both management and the independent auditors, the audited financial statements for the year ended May 31, 2001, including a discussion of the quality, not just the acceptability, of the accounting principles followed, the reasonableness of significant judgments reflected in such financial statements, and the clarity of disclosures in the financial statements.

       The Audit Committee has also reviewed with the independent auditors the other matters required to be discussed by Statement on Auditing Standards
No. 61 (Communications with Audit Committees). In addition, the Audit Committee discussed with the independent auditors their independence from management and considered the compatibility of nonaudit services with the auditors' independence. The Audit Committee has received from the independent auditors the written disclosures and letter required by the Independence Standards Board (including Independence Standards Board Standard No. 1).

       Based on its review and discussions with management, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) the inclusion of the audited financial statements for the year ended May 31, 2001 in the Company's Annual Report to be filed on Form 10-K with the SEC. The Audit Committee has also recommended and the Board has approved, subject to stockholder approval, the selection of the Company's independent auditors.

    AUDIT COMMITTEE

       Augustus K. Oliver, Chairperson
      John L. Davies
      Linda B. Keene

                 STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

       Stockholders who intend to present proposals at the 2002 Annual Meeting under SEC Rule 14a-8 must insure that such proposals are received by the Secretary of the Company not later than April 24, 2002. Such proposals must meet the requirements of the SEC to be eligible for inclusion in the Company's 2002 proxy materials. In order for a proposal submitted outside of Rule 14a-8 to be considered "timely" within the meaning of SEC Rule 14a-4(c), such proposal must be received no later than July 10, 2002.

                                 OTHER MATTERS

       The Board of Directors of the Company is not aware of any other matters to come before the Annual Meeting. If any other matter should come before the meeting, the persons named in the enclosed proxy intend to vote the proxy according to their best judgment.

                                           By Order of the Board of Directors
                                           Charles B. Deull
                                           Senior Vice President, General
                                           Counsel
                                               and Secretary

                                                                      APPENDIX A

                        -------------------------------

                SCHOLASTIC CORPORATION 2001 STOCK INCENTIVE PLAN
                        -------------------------------

                                   ARTICLE I
                                    PURPOSE

       The purpose of this Scholastic Corporation 2001 Stock Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer employees of, and Consultants to, the Company and its Affiliates stock-based incentives in the Company, thereby creating a means to raise the level of stock ownership by employees and Consultants in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's stockholders.

                                   ARTICLE II
                                  DEFINITIONS

       For purposes of this Plan, the following terms shall have the following meanings:

    2.1  "ACQUISITION EVENT"  has the meaning set forth in Section 4.2(d).

    2.2 "AFFILIATE" means each of the following: (i) any Subsidiary; (ii) any Parent; (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates;
(iv) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company or a Parent; and (v) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an "Affiliate" by resolution of the Committee.

    2.3  "AWARD"  means any award under this Plan of any (a) Stock Option;
(b) Restricted Stock; (c) Other Stock-Based Award; or (d) other award providing benefits similar to (a) through (c) designed to meet the requirements of a Foreign Jurisdiction.

    2.4 "AWARD AGREEMENT" means, with respect to each Award, a written agreement between the Company and the Participant setting forth the terms and conditions of the

Award, including, without limitation, a Stock Option Agreement and Restricted Stock Agreement.

    2.5  "BOARD"  means the Board of Directors of the Company.

    2.6 "CAUSE" shall mean, with respect to the Termination of Employment of an employee or Termination of Consultancy of a Consultant, (1) in the case where there is no employment agreement or consultancy agreement between the Company or an Affiliate and the Participant in effect at the time of the relevant grant or where there is an employment agreement or consultancy agreement in effect at such time, but such agreement does not define "cause" (or words of like import), termination due to a Participant's dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of his or her duties for the Company or an Affiliate, as determined by the Committee in its sole discretion; or (2) in the case where there is an employment agreement or consultancy agreement between the Company or an Affiliate and the Participant in effect at the time of grant that defines cause (or words of like import), termination that is or would be deemed to be "for cause" (or words of like import) as defined under such employment agreement or consultancy agreement at the time of grant, as determined by the Committee in its sole discretion.

    2.7 "CODE" means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision.

    2.8 "COMMITTEE" means a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3, a "non-employee director" as defined in Rule 16b-3 and, to the extent required by Section 162(m) of the Code and any regulations thereunder, an "outside director" as defined under Section 162(m) of the Code; provided, however, that if and to the extent that no Committee exists which has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board and all references herein to the Committee shall be deemed to be references to the Board.

    2.9 "COMMON STOCK" means the Common Stock, $.01 par value per share, of the Company.

    2.10 "COMPANY" means Scholastic Corporation, a Delaware corporation, and its successors by operation of law.

    2.11 "CONSULTANT" means any advisor or consultant to the Company or its Affiliates.

    2.12 "DISABILITY" means (1) in the case where there is no employment agreement or consultancy agreement between the Company or an Affiliate and the Participant in effect at the time of the relevant grant, or where there is an employment agreement or consultancy agreement in effect at such time, but such agreement does not define disability, total and permanent disability, as defined in Section 22(e)(3) of the Code, as determined by the Committee in its sole discretion; or (2) in the case where there is an employment agreement or consultancy agreement between the Company or an Affiliate and the Participant at the time of the relevant grant that defines disability, disability as defined under such employment agreement or consultancy agreement, as determined by the Committee in its sole discretion.

    2.13  "EFFECTIVE DATE"  means the effective date of this Plan as defined in
Article XIII.

    2.14 "ELIGIBLE EMPLOYEE" means each employee of the Company or an Affiliate.

    2.15 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

    2.16 "FAIR MARKET VALUE" means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date, the mean between the high and low sales prices of a share of Common Stock on the applicable date: (i) as reported on the principal national securities exchange on which it is then traded or The Nasdaq Stock Market, Inc. ("NASDAQ") or (ii) if not traded on any such national securities exchange or NASDAQ the mean of the closing bid and asked prices of a share of Common Stock as reported by an automated quotation system sponsored by the National Association of Securities Dealers, Inc. If the Common Stock is not readily tradable on a national securities exchange, NASDAQ or any automated quotation system sponsored by the National Association of Securities Dealers, Inc., its Fair Market Value shall be set in good faith by the Committee. Notwithstanding anything herein to the contrary, "Fair Market Value" means the price for Common Stock set by the Committee in good faith based on reasonable methods set forth under Section 422 of the Code and the regulations thereunder including, without limitation, a method utilizing the average of prices of the Common Stock reported on the principal national securities exchange on which it is then traded during a reasonable period designated by the Committee. For purposes of the grant of any Stock Option, the applicable date shall be the date for which a mean sales price is available at the time of grant.

    2.17 "FAMILY MEMBER" means, solely to the extent provided for in Securities Act Form S-8, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the employee) control the management of assets, and any other entity in which these persons (or the employee) own more than 50% of the voting interests or as otherwise defined in Securities Act Form S-8.

    2.18 "FOREIGN JURISDICTION" means any jurisdiction outside of the United States including, without limitation, countries, states, provinces and localities.

    2.19 "INCENTIVE STOCK OPTION" means any Stock Option awarded to an Eligible Employee under this Plan intended to be, and designated as, an "Incentive Stock Option" within the meaning of Section 422 of the Code.

    2.20 "NON-QUALIFIED STOCK OPTION" means any Stock Option awarded under this Plan that is not an Incentive Stock Option.

    2.21 "OTHER STOCK-BASED AWARD" means an Award of Common Stock and other Awards made pursuant to Article VIII that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock, including, without limitation, an Award valued by reference to performance of an Affiliate.

    2.22 "PARENT" means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

    2.23 "PARTICIPANT" means any Eligible Employee or Consultant to whom an Award has been made under this Plan.

    2.24 "PLAN" means this Scholastic Corporation 2001 Stock Incentive Plan, as amended from time to time.

    2.25 "RESTRICTED STOCK" means an Award of shares of Common Stock under this Plan that is subject to restrictions under Article VII.

    2.26 "RESTRICTION PERIOD" has the meaning set forth in Section 7.3(a) with respect to Restricted Stock.

    2.27 "RULE 16B-3" means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

    2.28 "SECTION 162(M) OF THE CODE" means Section 162(m) of the Code and any Treasury regulations thereunder.

    2.29 "SECURITIES ACT" means the Securities Act of 1933, as amended. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

    2.30 "STOCK OPTION" or "OPTION" means any option to purchase shares of Common Stock granted to Eligible Employees or Consultants under Article VI.

    2.31 "SUBSIDIARY" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

    2.32 "TEN PERCENT STOCKHOLDER" means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

    2.33 "TERMINATION OF CONSULTANCY" means (i) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (ii) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a non-employee director upon the termination of his or her consultancy, the Committee, in its sole and absolute discretion, may determine that no Termination of Consultancy shall be deemed to occur until such time as such individual is no longer a Consultant, an Eligible Employee or a non-employee director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

    2.34 "TERMINATION OF EMPLOYMENT" means: (i) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or non-employee director upon the termination of his or her employment, the Committee, in its sole and absolute discretion, may determine that no Termination of Employment shall be deemed to occur until such time as such individual is no longer an Eligible Employee, a Consultant or a non-employee director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Award Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

    2.35 "TRANSFER" means (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, hypothecate, encumber, or otherwise dispose of (including the issuance of equity in a Person), whether for value or no value and whether voluntarily or involuntarily (including by operation of law).

                                  ARTICLE III
                                 ADMINISTRATION

    3.1 THE COMMITTEE. The Plan shall be administered and interpreted by the Committee. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

    3.2 GRANTS OF AWARDS. The Committee shall have full authority to grant to Eligible Employees and Consultants, pursuant to the terms of this Plan,
(i) Stock Options, (ii) Restricted Stock, (iii) Other Stock-Based Awards or
(iv) other awards providing benefits similar to (i) through (iii) designed to meet the requirements of Foreign Jurisdictions. All Awards shall be granted by, confirmed by, and subject to the terms of, a written Award Agreement executed by the Company and the Participant. In particular, the Committee shall have the authority:

        (a) to select the Eligible Employees and Consultants to whom Awards may from time to time be granted hereunder;

        (b) to determine whether and to what extent Awards, including any combination of two or more Awards, are to be granted hereunder to one or more Eligible Employees or Consultants;

        (c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Award granted hereunder;

        (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof and any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

        (e) to determine whether and under what circumstances or method a Stock Option may be settled;

        (f) to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option or whether an Award is intended to satisfy
    Section 162(m) of the Code;

        (g) to determine whether to require an Eligible Employee or Consultant, as a condition of the granting of any Award, not to sell or otherwise dispose of shares of Common Stock acquired pursuant to the exercise of an Option or an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award;

        (h) to modify, extend or renew an Award, subject to Articles X and XIV herein, provided, however, that if an Award is modified, extended or renewed and thereby deemed to be the issuance of a new Award under the Code or the applicable accounting rules, the exercise price of an Award may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal; and

        (i) to offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time such offer is made.

    3.3 GUIDELINES. Subject to Articles X and XIV hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan. The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to the taxes of, Foreign Jurisdictions to comply with applicable tax, securities and other laws and may impose any limitations and restrictions that it deems necessary to comply with the applicable tax, securities and other laws of such Foreign Jurisdictions. To the extent applicable, this Plan is intended to comply with Section 162(m) of the Code and the applicable requirements of Rule 16b-3 and shall be limited, construed and interpreted in a manner so as to comply therewith.

    3.4 DECISIONS FINAL. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

    3.5 RELIANCE ON COUNSEL. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

    3.6 PROCEDURES. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members, in accordance with the By-Laws of the Company, shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

    3.7  DESIGNATION OF CONSULTANTS/LIABILITY.

    (a) The Committee may designate employees of the Company and Affiliates and professional advisors to assist the Committee in the administration of this Plan and may grant authority to officers to execute Award Agreements or other documents on behalf of the Committee.

    (b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any employee of the Company or Affiliate designated pursuant to Paragraph (a) above shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or Affiliate or member or former member of the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it. To the maximum extent permitted by applicable law or the Certificate of Incorporation or By-Laws of the Company (or if applicable, of an Affiliate) and to the extent not covered by insurance, each officer and member or former member of the Committee shall be indemnified and held harmless by the Company (or if applicable, an Affiliate) against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and shall be advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with this Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

                                   ARTICLE IV
                          SHARE AND OTHER LIMITATIONS

    4.1  SHARES.

        (a) GENERAL LIMITATION. The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which Awards may be granted shall not exceed 4,000,000 shares of Common Stock (subject to any increase or decrease pursuant to Section 4.2) with respect to all types of Awards. The shares of Common Stock available under this Plan may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company. If any Stock Option granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full or, with respect to Stock Options, the Company repurchases any Stock Option, the number of shares of Common Stock underlying such unexercised or repurchased Stock Option shall again be available for the purposes of Awards under this Plan. If any shares of Restricted Stock awarded under this Plan to a Participant are forfeited or repurchased by the Company for any reason, the number of forfeited or repurchased shares of Restricted Stock shall again be available for the purposes of Awards under this Plan. If Common Stock has been delivered or exchanged by a Participant as full or partial payment to the Company of an exercise price or the price of the purchase of an Award other than an Incentive Stock Option, the number of shares of Common Stock exchanged as payment in connection with the exercise or purchase shall again be available for purposes of determining the number of shares of Common Stock available for Awards other than Incentive Stock Options. If Common Stock has been delivered by a Participant for payment of withholding taxes, or if the number of shares of Common Stock otherwise deliverable has been reduced for payment of withholding taxes, the number of shares of Common Stock delivered by such Participant or reduced for payment of withholding taxes shall again be available for purposes of determining the number of shares of Common Stock available for Awards other than Incentive Stock Options.

        (b)  INDIVIDUAL PARTICIPANT LIMITATIONS.

           (i) The maximum number of shares of Common Stock subject to any Stock Option or other Award intended to comply with Section 162(m) of the Code which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 250,000 shares per type of Award (subject to any increase or decrease pursuant to Section 4.2).

           (ii) There are no annual individual Eligible Employee or Consultant share limitations on Restricted Stock awards unless the grant of such Award or the lapse of the relevant Restriction Period is subject to attainment of Performance Goals in accordance with
       Section 7.3(a)(ii) hereof.

           (iii) The individual Participant limitations set forth in this
       Section 4.1(b) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to an Eligible Employee or a Consultant during a fiscal year are not covered by an Award to such Eligible Employee or Consultant in a fiscal year, the number of shares of Common Stock available for Awards to such Eligible Employee or Consultant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.

    4.2  CHANGES.

        (a) The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or any Affiliate, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or any Affiliate, any sale or transfer of all or part of the assets or business of the Company or any Affiliate or any other corporate act or proceeding.

        (b) Subject to the provisions of Section 4.2(d), in the event of any change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, recapitalization, or other change in the capital structure of the Company, non-cash distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase any Common Stock or securities convertible into Common Stock, or any other corporate transaction or event having an effect similar to any of the foregoing and effected, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Stock Option or other Award granted under this Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as, and to the extent that, the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan, and any such adjustment determined by the Committee in good faith shall be final, binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

        (c) Fractional shares of Common Stock resulting from any adjustment in Options or Awards pursuant to Section 4.2(b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

        (d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate, effective as of the date of the Acquisition Event, all outstanding Stock Options and Other Stock-Based Awards with respect to which a Participant has a right to exercise, by delivering notice of termination to each Participant at least 30 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of such Awards held by the Participant that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Stock Option or Award Agreements), but any such exercise shall be contingent upon and subject to the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

       If an Acquisition Event occurs but the Committee does not terminate the outstanding Stock Options pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

    4.3 MINIMUM PURCHASE PRICE. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.

                                   ARTICLE V
                                  ELIGIBILITY

    5.1 GENERAL ELIGIBILITY. All Eligible Employees and Consultants and prospective employees of and Consultants to the Company and its Affiliates are eligible to be granted Non-Qualified Stock Options, Restricted Stock, Other Stock-Based Awards and awards providing benefits similar to each of the foregoing designed to meet the requirements of Foreign Jurisdictions under this Plan. Eligibility for the grant of an Award and actual participation in this Plan shall be determined by the Committee in its sole discretion. The vesting and exercise of Awards granted to a prospective employee or Consultant are conditioned upon such individual actually becoming an Eligible Employee or Consultant.

    5.2 INCENTIVE STOCK OPTIONS. All Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan. Eligibility for the grant of an Award and actual participation in this Plan shall be determined by the Committee in its sole discretion.

                                   ARTICLE VI
                                 STOCK OPTIONS

    6.1 STOCK OPTIONS. Each Stock Option granted hereunder shall be one of two types: (i) a Non-Qualified Stock Option; or (ii) an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code.

    6.2 GRANTS. The Committee shall have the authority to grant to any Eligible Employee one or more Non-Qualified Stock Options, Incentive Stock Options or both types of Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option, or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option. The Committee shall have the authority to grant to any Consultant one or more Non-Qualified Stock Options. Notwithstanding any other provision of this Plan to the contrary or any provision in an Award Agreement evidencing the grant of a Stock Option to the contrary, any Stock Option granted to an Eligible Employee of an Affiliate (other than an Affiliate which is a Parent or a Subsidiary) shall be a Non-Qualified Stock Option.

    6.3 TERMS OF STOCK OPTIONS. Stock Options granted under this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

        (a) EXERCISE PRICE. The exercise price per share of Common Stock shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of a share of Common Stock at the time of grant; provided, however, that if an

    Incentive Stock Option is granted to a Ten Percent Stockholder, the exercise price shall be no less than 110% of the Fair Market Value of the Common Stock at the time of grant.

        (b) STOCK OPTION TERM. The term of each Stock Option shall be fixed by the Committee; provided, however, that no Stock Option shall be exercisable more than 10 years after the date such Stock Option is granted; and further provided that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed 5 years.

        (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. Notwithstanding anything herein to the contrary, no Option shall be granted with an initial exercise or vesting date prior to the one-year anniversary of the date of the grant of the Option.

        (d) METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions apply under Paragraph (c) above, Stock Options may be exercised in whole or in part at any time and from time to time during the Stock Option term by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company;
    (ii) if the Common Stock is traded on a national securities exchange, The Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, through a "cashless exercise" procedure whereby the Participant delivers irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant for a period of at least 6 months or such other period necessary to avoid an accounting charge to the Company's earnings on its financial statements (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

        (e) INCENTIVE STOCK OPTION LIMITATIONS. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until 3 months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required for such purpose, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

        (f)  FORM, MODIFICATION, EXTENSION AND RENEWAL OF STOCK
    OPTIONS. Subject to the terms and conditions and within the limitations of this Plan, Stock Options shall be evidenced by such form of Award Agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not reduced without his or her consent), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised).

        (g) OTHER TERMS AND CONDITIONS. Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of this Plan, as the Committee shall deem appropriate including, without limitation, permitting "reloads" such that the same number of Options are granted as the number of shares used to pay for the exercise price of Options and/or shares used to pay withholding taxes ("Reloads"). With respect to Reloads, the exercise price of the new Stock Option shall be the Fair Market Value on the date of the "reload" and the term of the Stock Option shall be the same as the remaining term of the Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee.

                                  ARTICLE VII
                                RESTRICTED STOCK

    7.1 AWARDS OF RESTRICTED STOCK. Shares of Restricted Stock may be issued to Eligible Employees or Consultants either alone or in addition to other Awards granted under this Plan. The Committee shall determine the Eligible Employees or Consultants to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 7.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance goals, including established Performance Goals in accordance with
Section 162(m) of the Code, or such other factors as the Committee may determine, in its sole discretion.

    7.2 AWARDS AND CERTIFICATES. An Eligible Employee or Consultant selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered to the Company a fully executed copy of the applicable Award Agreement relating thereto and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

        (a) PURCHASE PRICE. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

        (b) ACCEPTANCE. Awards of Restricted Stock must be accepted within a period of 90 days (or such shorter period as the Committee may specify at grant) after the Award date by executing a Restricted Stock Award Agreement and by paying whatever price (if any) the Committee has designated thereunder.

        (c) CUSTODY. Shares of Restricted Stock shall be recorded by book entry by the transfer agent, unless the Committee elects to use another system, and no stock certificates evidencing shares of Common Stock relating to the Restricted Stock shall be issued until the restrictions thereon shall have lapsed.

    7.3 RESTRICTIONS AND CONDITIONS ON RESTRICTED STOCK AWARDS. Shares of Restricted Stock awarded pursuant to this Plan shall be subject to Article XII and the following restrictions and conditions:

        (a)  RESTRICTION PERIOD; VESTING AND ACCELERATION OF VESTING.

           (i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during the period or periods set by the Committee (the "Restriction Period") commencing on the date of such Award, as set forth in the Restricted Stock Award Agreement, and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of Performance Goals pursuant to
       Section 7.3(a)(ii) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.

           (ii) OBJECTIVE PERFORMANCE GOALS, FORMULAE OR STANDARDS. If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the Performance Goals and the applicable vesting percentage of the Restricted Stock Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, to the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the Performance Criteria set forth in Exhibit A hereto.

        (b) RIGHTS AS STOCKHOLDER. Except as provided in this Paragraph (b) and Paragraph (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, the rights of a holder of shares of Common Stock of the Company to receive any dividends and the right to vote such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

        (c) LAPSE OF RESTRICTIONS. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered at the direction of the Participant. All legends shall be removed from said certificates at the time of such delivery to the Participant except as otherwise required by applicable law or other limitations imposed by the Committee.

                                  ARTICLE VIII
                            OTHER STOCK-BASED AWARDS

    8.1 OTHER AWARDS. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with Stock Options or Restricted Stock. Subject to the provisions of this Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified performance period.

    8.2  TERMS AND CONDITIONS.  Other Stock-Based Awards made pursuant to this
Article VIII shall be subject to the following terms and conditions:

        (a) NON-TRANSFERABILITY. Subject to the applicable provisions of the Award Agreement and this Plan, shares of Common Stock subject to Awards made under this Article VIII may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

        (b) DIVIDENDS. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award Agreement and this Plan, the recipient of an Award under this Article VIII shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion.

        (c) VESTING. Any Award under this Article VIII and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.

        (d) WAIVER OF LIMITATION. The Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article VIII.

        (e) PRICE. Subject to the next sentence, Common Stock or Other Stock-Based Awards issued on a bonus basis under this Article VIII may be issued for no cash consideration; Common Stock or Other Stock-Based Awards purchased pursuant to a purchase right awarded under this Article VIII shall be priced as determined by the Committee. Subject to Section 4.3, the purchase price of shares of Common Stock or Other Stock-Based Awards may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value. The purchase of shares of Common Stock or Other Stock-Based Awards may be made on either an after-tax or pre-tax basis, as determined by the Committee; provided, however, that if the purchase is made on a pre-tax basis, such purchase shall be made pursuant to a deferred compensation program established by the Committee, which will be deemed a part of this Plan.

                                   ARTICLE IX
                     NON-TRANSFERABILITY AND TERMINATION OF
                             EMPLOYMENT/CONSULTANCY

    9.1 NON-TRANSFERABILITY. Except as otherwise provided herein, no Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution. Except as otherwise provided herein, all Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant. Shares of Restricted Stock under Article VII may not be Transferred prior to the date on which shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses. No Award shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such Award shall be void, and no such Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person. Notwithstanding any provision herein to the contrary, the Committee may determine at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section 9.1 is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred other than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the Award Agreement.

    9.2 TERMINATION OF EMPLOYMENT OR TERMINATION OF CONSULTANCY. The following rules apply with regard to the Termination of Employment or Termination of Consultancy of a Participant:

        (a) RULES APPLICABLE TO STOCK OPTIONS. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter:

         (i) TERMINATION BY REASON OF DEATH OR DISABILITY. If a Participant's Termination of Employment or Termination of Consultancy is by reason of death, or Disability, all Stock Options held by such Participant shall become fully exercisable on the date of such Termination of Employment or Termination of Consultancy and may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant's estate) at any time within a period of one year from the date of such Termination of Employment or Termination of Consultancy, but in no event beyond the expiration of the stated terms of such Stock Options.

         (ii) TERMINATION BY REASON OF RETIREMENT. In the event of a Participant's Termination of Employment or Termination of Consultancy on or after age 55 in accordance with the Company's standard retirement policies, all Stock Options held by such Participant may be exercised, to the extent exercisable at the Participant's Termination of Employment or Termination of Consultancy, by the Participant at any time within a period of three years from the date of such Termination of Employment or Termination of Consultancy, but in no event beyond the expiration of the stated terms of such Stock Options.

        (iii) INVOLUNTARY TERMINATION WITHOUT CAUSE. If a Participant's Termination of Employment or Termination of Consultancy is by involuntary termination without Cause, all Stock Options held by such Participant may be exercised, to the extent exercisable at Termination of Employment or Termination of Consultancy, by the Participant at any time within a period of 90 days from the date of such Termination of Employment or Termination of Consultancy, but in no event beyond the expiration of the stated term of such Stock Options.

        (iv) TERMINATION FOR CAUSE OR FOR ANY REASON OTHER THAN DEATH, DISABILITY, RETIREMENT OR INVOLUNTARY TERMINATION WITHOUT
             CAUSE. If a Participant's Termination of Employment or Termination of Consultancy (A) is for Cause or (B) for any reason, other than death, Disability, retirement (as described in clause (ii) above), or an involuntary Termination of Employment or Termination of Consultancy without Cause, including without limitation, a voluntary Termination of Employment or Termination of Consultancy, all Stock Options held by such Participant shall thereupon terminate and expire as of the date of such Termination of Employment or Termination of Consultancy.

    9.3 RULES APPLICABLE TO RESTRICTED STOCK. Subject to the applicable provisions of the Restricted Stock Award Agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

                                   ARTICLE X
                        TERMINATION OR AMENDMENT OF PLAN

       Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XII), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company in accordance with the Company's Certificate of Incorporation and the laws of the State of Delaware, to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan; (ii) increase the maximum individual Participant limitations for a fiscal year under
Section 4.1(b); (iii) change the classification of employees or Consultants eligible to receive Awards under this Plan; (iv) decrease the minimum option price of any Stock Option; (v) extend the maximum option period under
Section 6.3; (vi) materially alter the Performance Criteria for the Award of Restricted Stock as set forth in Exhibit A; or (vii) require stockholder approval in order for this Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code.

       The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.

                                   ARTICLE XI
                                 UNFUNDED PLAN

    11.1 UNFUNDED STATUS OF PLAN. This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

                                  ARTICLE XII
                               GENERAL PROVISIONS

    12.1 LEGEND. The Committee may require each person receiving shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for any shares issued under the Plan shall include any legend which the Committee deems appropriate to reflect any restrictions on Transfer if the shares of Common Stock available under Plan are no longer registered under a Securities Act Form S-8 or any successor form. All certificates for shares of Common Stock delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

    12.2 OTHER PLANS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

    12.3 NO RIGHT TO EMPLOYMENT/CONSULTANCY. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee or Consultant any right with respect to continuance of employment or Consultancy by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant is retained to terminate his or her employment or Consultancy at any time.

    12.4 WITHHOLDING OF TAXES. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock, or upon making an election under Code Section 83(b), a Participant shall pay all required withholding to the Company.

       Any such withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable by the Company or by delivering shares of Common Stock already owned by the Participant. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

    12.5  LISTING AND OTHER CONDITIONS.

    (a) Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Stock Option with respect to such shares shall be suspended until such listing has been effected.

    (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Stock Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

    (c) Upon termination of any period of suspension under this Section 12.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Stock Option.

    (d) A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

    12.6 GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

    12.7 CONSTRUCTION. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

    12.8 OTHER BENEFITS. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

    12.9 COSTS. The Company shall bear all expenses incurred in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

    12.10 NO RIGHT TO SAME BENEFITS. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

    12.11 DEATH/DISABILITY. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require the agreement of the transferee to be bound by all of the terms and conditions of this Plan.

    12.12 SECTION 16(B) OF THE EXCHANGE ACT. All elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business hereunder.

    12.13 SUCCESSOR AND ASSIGNS. This Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

    12.14 SEVERABILITY OF PROVISIONS. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provision had not been included.

    12.15 HEADINGS AND CAPTIONS. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

                                  ARTICLE XIII
                             EFFECTIVE DATE OF PLAN

       This Plan shall become effective upon adoption by the Board, subject to the approval of this Plan by the stockholders of the Company in accordance with the requirements of the Company's Certificate of Incorporation and the laws of the State of Delaware, or on such later date as provided in the adopting resolution.

                                  ARTICLE XIV
                                  TERM OF PLAN

       No Award shall be granted pursuant to this Plan on or after, July 18, 2011 (the tenth anniversary) of the date this Plan was adopted by the Board, but Awards granted prior to such tenth anniversary may extend beyond that date.

                   EXHIBIT A TO THE 2001 STOCK INCENTIVE PLAN
                              PERFORMANCE CRITERIA

       Performance Goals established for purposes of conditioning the grant of an Award based on performance or the vesting of performance-based Awards shall be based on one or more of the following performance criteria ("Performance Criteria"): (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, income before income taxes and extraordinary items, net income, earnings before income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing;
(ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in, return on capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders' equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in the fair market value of the shares of the Company's Common Stock; and (x) the growth in the value of an investment in the Company's Common Stock assuming the reinvestment of dividends. For purposes of item (i) above, "extraordinary items" shall mean all items of gain, loss or expense for the fiscal year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to a corporate transaction (including, without limitation, a disposition or acquisition) or related to a change in accounting principle, all as determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board.

       In addition, such Performance Criteria may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Code Section 162(m), but only to the extent permitted under Code
Section 162(m) (including, without limitation, compliance with any requirements for stockholder approval), the Committee may: (i) designate additional business criteria on which the Performance Criteria may be based or (ii) adjust, modify or amend the aforementioned business criteria.

                                                                      APPENDIX B

                       CHARTER OF THE AUDIT COMMITTEE OF
                           THE BOARD OF DIRECTORS OF
                             SCHOLASTIC CORPORATION

ORGANIZATION

       The Audit Committee of the Board of Directors of Scholastic Corporation (the "Company") shall be comprised of no fewer than three (3) directors. Each member of the Audit Committee shall be independent of the management of the Company, neither a current nor former employee of the Company or its subsidiaries and free of any relationship that, in the judgment of the Board of Directors, would interfere with his or her exercise of independent judgment as a committee member. All Audit Committee members will be financially literate, and at least one member will have accounting or related financial management expertise.

STATEMENT OF POLICY

       The Audit Committee shall provide assistance to the Board of Directors in fulfilling its responsibilities to the stockholders of the Company and the financial and investment communities relating to the corporate accounting and financial reporting practices of the Company and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication among the Board of Directors, the independent auditors, the internal auditors and the financial management of the Company.

RESPONSIBILITIES

       In carrying out its responsibilities, the Audit Committee, its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board of Directors and the stockholders of the Company that the corporate accounting and financial reporting practices of the Company are in accordance with all requirements and are of the highest quality.

       The Audit Committee shall perform the following functions on behalf of the Board of Directors:

    - Review and recommend to the Board of Directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries for each fiscal year.

    - Review and consider management's appointment, termination or replacement of the Director of Internal Audit and make recommendations thereon.

    - Have a clear understanding with the independent auditors that they are ultimately accountable to the Board of Directors and the Audit Committee, as the representatives of the stockholders with the ultimate authority in deciding to engage, evaluate and, if appropriate, terminate their services.

    - Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, the staffing for such audit and the proposed compensation and, for each fiscal year, to review the results of such audit, including any comments or recommendations of the independent auditors arising therefrom.

    - Review with the independent auditors, the Company's internal auditor and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable, including the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper, and review periodically Company policy statements and the status of compliance therewith.

    - Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements of the Company or related compliance policies.

    - Review the internal audit function of the Company, including the independence and line of authority for its reporting obligations, the proposed audit plan for the succeeding fiscal year, the coordination of such plan with the independent auditors and appropriate staffing levels.

    - Inquire of financial management, the internal auditor and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

    - Receive, prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

    - Review with financial management and the independent auditors: (i) the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices and any other matters required to be communicated to the committee by the auditors, and (ii) their qualitative judgments about the quality, as well as acceptability, of the accounting principles and financial disclosure practices used or proposed to be used, including the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates.

    - Review the audited results for each fiscal year and the unaudited results for each fiscal quarter or have the same presented, with the participation of the independent auditors, to the full Board of Directors at its regularly scheduled meetings. (If requested by the Board of Directors, the independent auditors may attend any full Board of Directors meeting to assist in reporting financial results or to answer other directors' questions; alternatively, directors, who are not Audit Committee members, may be invited to attend any Audit Committee meeting during which financial results are reviewed.)

    - Review the financial statements to be included in the Annual Report to Stockholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of such financial statements.

    - Provide sufficient opportunity for the internal auditor and the independent auditors to meet with the members of the Audit Committee without members of management present. (Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting and auditing personnel and the cooperation that the independent auditors received during the course of audit.)

    - Investigate any matter brought to the attention of the Audit Committee within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, such action is appropriate.

    - Review appropriate staffing levels for the accounting, financial and internal audit functions and succession planning related thereto.

    - Review the nature and scope of other professional services provided to the Company by the independent auditors and consider their relationship to the auditors' independence.

    - Submit the minutes of all meetings of the Audit Committee to, or report on the matters discussed at each committee meeting with, the Board of Directors.

    - Obtain the full Board of Directors' approval of this Charter and review and reassess this Charter as conditions dictate (at least once per fiscal year).

                             SCHOLASTIC CORPORATION

          PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, SEPTEMBER 20, 2001

                           PLEASE COMPLETE AND RETURN
  (THE SOLICITATION OF THIS PROXY IS MADE OF BEHALF OF THE BOARD OF DIRECTORS)

The undersigned hereby appoints RICHARD ROBINSON and ANDREW S. HEDDEN, or either of them, each with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of Scholastic Corporation to be held at 557 Broadway, New York, New York on Thursday, September 20, 2001 at 9:00 A.M. local time, and at any adjournment thereof, and to vote the shares of Common Stock the undersigned would be entitled to vote if personally present.

If all or a portion of the shares you are voting are a result of your being a participant in the Scholastic Corporation 401(k) Savings and Retirement Plan, then you may instruct the plan Trustee how to vote all full and fractional shares attributable to your account invested in the Scholastic Corporation Stock Fund on August 10, 2001 by completing the reverse side of this card and returning it by September 10, 2001.

                   THIS PROXY IS CONTINUED ON THE REVERSE SIDE

              PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY TODAY

                             SCHOLASTIC CORPORATION

               ANNUAL MEETING OF STOCKHOLDERS, SEPTEMBER 20, 2001

IN THE ABSENCE OF SPECIFIC DIRECTIONS NOTED BELOW, IT IS UNDERSTOOD THAT THE UNDERSIGNED'S SHARES OF COMMON STOCK WILL BE VOTED FOR PROPOSAL 1.

Please mark your vote as indicated in this example: X

1. Proposal to elect John L. Davies, Linda B. Keene and John G. McDonald as directors:

                   For /_/            Against /_/


If you wish to vote for the election of directors and withhold authority to vote for any of the individual nominees, enter the name(s) of such nominee(s) below.


-------------------------------------------------------------


2. In their discretion the proxies will vote upon such other matters as may be properly come before the meeting and as may properly be voted upon by the holders of Common Stock.






Signature(s):                                               Date:
              --------------------------------------        ----------------

Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


--------------------------- FOLD AND DETACH HERE -----------------------------

                       VOTE BY INTERNET OR TELEPHONE OR MAIL
                           24 HOURS A DAY, 7 DAYS A WEEK

        INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 4PM EASTERN TIME
                    THE BUSINESS DAY PRIOR TO ANNUAL MEETING DAY.

          YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE
              YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND
                              RETURNED YOUR PROXY CARD.

--------------------------------------             ------------------------------------       --------------------------
        INTERNET                                               TELEPHONE                                 MAIL
 HTTP://WWW.PROXYVOTING.COM/SCHL                            1-800-840-1208

  Use the Internet to vote your                    Use any touch-tone telephone to                Mark, sign and date
  proxy. Have your proxy card in                   vote your proxy. Have your proxy                 your proxy card
  hand when you access the web              OR     card in hand when you call. You will    OR               and
  site. You will be prompted to enter              be prompted to enter your control                return it in the
  your control number, located in                  number, located in the box below              enclosed postage-paid
  the box below, to create and                     and then follow the directions given.                envelope.
  submit an electronic ballot.
--------------------------------------             ------------------------------------       --------------------------

                        IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                           YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

                             SCHOLASTIC CORPORATION

          PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, SEPTEMBER 20, 2001

  (THE SOLICITATION OF THIS PROXY IS MADE OF BEHALF OF THE BOARD OF DIRECTORS)

The undersigned hereby appoints RICHARD ROBINSON and ANDREW S. HEDDEN, or either of them, each with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of Scholastic Corporation to be held at 557 Broadway, New York, New York, on Thursday, September 20, 2001, at 9:00 A.M. local time, and at any adjournment thereof and to vote the shares of Class A Stock the undersigned would be entitled to vote if personally present.


                   THIS PROXY IS CONTINUED ON THE REVERSE SIDE

              PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY TODAY

                             SCHOLASTIC CORPORATION
                               CLASS A STOCK PROXY

               ANNUAL MEETING OF STOCKHOLDERS, SEPTEMBER 20, 2001

IN THE ABSENCE OF SPECIFIC DIRECTIONS NOTED BELOW, IT IS UNDERSTOOD THAT THE UNDERSIGNED'S SHARES OF CLASS A STOCK WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

The undersigned hereby votes the above number of shares of Class A Stock of Scholastic Corporation as follows:

      1. Upon the election of: Richard Robinson, Rebeca M. Barrera, Helen V. Benham, Charles T. Harris III, Mae C. Jemison, Peter M. Mayer, Augustus K. Oliver, Richard M. Spaulding, Andrew S. Hedden:

                         FOR              AGAINST
                             ----------           ----------

      2. Upon the proposal to approve the Scholastic Corporation 2001 Stock Incentive Plan:

                         FOR              AGAINST
                             ----------           ----------

      3. Upon the proposal to ratify the appointment of Ernst & Young as independent auditors for the fiscal year ending May 31, 2002:

                         FOR              AGAINST
                             ----------           ----------

      4. In their discretion the proxies will vote upon such other matters as may properly come before the meeting and as may properly be voted upon by the holders of Class A Stock.


Signature(s):                                          Date:
              --------------------------------------        ----------------


Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Please mark your vote as indicated in this example  X
                                                    -


                                             ------------------------------
                                             Shareholder Name (Please Print)

                                             No. of Shares
                                                           -------


                                       1